UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:   BlackRock Funds

BlackRock Advantage Small Cap Core Fund

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd

            Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2018

Date of reporting period: 11/30/2017

Item 1 – Report to Stockholders

NOVEMBER 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock FundsSM

▶	BlackRock Advantage Small Cap Core Fund

BlackRock Series, Inc.

▶	BlackRock Small Cap Growth Fund II

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended November 30, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big political surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. In contrast, closely watched elections in France, the Netherlands, and Australia countered the isolationist and nationalist political developments in the U.K. and the United States.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. Consequently, longer-term U.S. Treasuries posted modest returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and further interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing short-term interest rates three times and setting expectations for additional interest rate increases. The Fed also began reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. In October 2017, the Fed reduced its $4.5 trillion balance sheet by only $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of national debt, which is a structural pressure point that limits their capacity to deliver additional monetary stimulus. In October 2017, the ECB announced plans to cut the amount of its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus until the inflation rate rises to its target of 2.0%.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

While escalating tensions between the United States and North Korea and our nation’s divided politics are concerning, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

Rising consumer confidence and improving business sentiment are driving momentum for the U.S. economy. If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it’s likely to be accompanied by rising real growth and higher wages. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018, even without the potential benefits of major legislative changes.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.89%	22.87%
U.S. small cap equities (Russell 2000® Index)	13.43	18.34
International equities (MSCI Europe, Australasia, Far East Index)	7.94	27.27
Emerging market equities (MSCI Emerging Markets Index)	13.03	32.82
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.52	0.79
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(1.00)	1.43
U.S. investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	0.68	3.21
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.45	5.00
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.29	9.16
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

TABLE OF CONTENTS	3

Fund Summary as of November 30, 2017	BlackRock Advantage Small Cap Core Fund

Investment Objective

BlackRock Advantage Small Cap Core Fund’s (the “Fund”) investment objective is to seek capital appreciation over the long term.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2017, the Fund underperformed its benchmark, the Russell 2000® Index.

What factors influenced performance?

Stock-specific events that were contrary to the Fund’s portfolio positioning were the most significant detractors from the Fund’s performance during the period. For instance, an overweight position in retailer Big 5 Sporting Goods Corp., which had been motivated by the company’s consistent profitability, detracted after the company sharply missed expectations for second-quarter earnings. Additionally, an underweight position in Nektar Therapeutics declined after the stock rallied once it announced they had received FDA approval for pain medications. The underweight position had been driven by expensive relative valuations compared to peers with the expectation that the share price would revert toward levels consistent with the industry. Another theme that evolved during the period was an increasing incidence of low-cost competitors entering markets where incumbent businesses had high market share. This prompted an overweight position in airline Hawaiian Holdings, Inc. to decline. The overweight position had been motivated by strong relative valuations and improving sentiment measures, but the stock price declined after news that Southwest Airlines, Inc. was considering providing flights to Hawaii. Insights that focused on fundamental signals, particularly those that were value-based, struggled during the period as investors favored momentum and growth assets. Specifically, signals identifying relative valuation using cash flow and profitability measures also underperformed, especially across industrials stocks, although these signals started to perform more favorably at the end of the period.

The period began with a risk-on tone to the market, as investors preferred momentum style investments during a growth melt-up that favored information technology (“IT”) stocks. This represented a continuation of year-to-date market trends, as market indices reached all-time highs and volatility remained near all-time lows, further supporting that style. While the Fund’s stock selection model was positive in aggregate, the performance was mixed across fundamental, sentiment, and macroeconomic thematic insights.

Unsurprisingly, given the market backdrop, our stock selection insights that analyze trends and sentiment from informed market participants performed well and were positive contributors to the Fund’s performance. This composite of signals was able to motivate overweight positions to IT stocks capturing market trends, as the sector delivered strong performance, especially among semiconductor companies such as Entegris, Inc. The investment adviser‘s proprietary text-based analysis of company executive conference calls and sell-side analyst reports also performed well within the sector. Other measures of sentiment that analyze informed investor flow information worked well across IT and financials stocks. Finally, the Fund’s macroeconomic thematic insights contributed to performance, as signals that measure sensitivity to both regional economic momentum and currency moves performed well.

Describe recent portfolio activity.

During the six-month period, the Fund maintained a balanced allocation of risk across all major return drivers. However, there were a number of new stock selection insights that were added to the Fund. These included a sentiment-based insight capturing longer-term trends in fundamentals based on text analysis of company executive conference calls, as well as a signal that uses mobile phone beacons to track traffic in retail and leisure outlets.

Describe Fund positioning at period end.

Relative to the Russell 2000® Index, the Fund remained largely sector-neutral during the period. The Fund ended the period with slight overweight positions in industrials, IT and telecommunications stocks, while being slightly underweight in consumer discretionary and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of November 30, 2017	BlackRock Advantage Small Cap Core Fund

Portfolio Information

TEN LARGEST HOLDINGS

Percent of Net Assets
Catalent, Inc.	1%
Portland General Electric Co.	1
Insperity, Inc.	1
Masimo Corp.	1
Applied Industrial Technologies, Inc.	1
SYNNEX Corp.	1
Moelis & Co., Class A	1
Entegris, Inc.	1
Wintrust Financial Corp.	1
Terreno Realty Corp.	1

SECTOR ALLOCATION

Percent of Net Assets
Financials	19%
Information Technology	17
Industrials	16
Health Care	15
Consumer Discretionary	11
Real Estate	6
Materials	4
Utilities	3
Energy	3
Consumer Staples	3
Telecommunication Services	2
Short-Term Securities	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Performance Summary for the Period Ended November 30, 2017

		Average Annual Total Returns(a)(b)
		1 Year		Since Inception (c)
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	11.55%	15.57%	N/A	12.91%	N/A
Investor A	11.34	15.19	9.15%	12.62	11.34%
Investor C	10.94	14.36	13.36	11.75	11.75
Class K	11.56	15.50	N/A	12.99	N/A
Russell 2000® Index(d)	13.43	18.34	N/A	12.31	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.
(b)	Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowing for investment purposes in equity securities or other financial instruments that are components of, or have market capitalizations similar to, the securities included in the Russell 2000® Index.
(c)	The Fund commenced operations on March 14, 2013.
(d)	An unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value 06/01/17	Ending Account Value 11/30/17	Expenses Paid During the Period(a)	Beginning Account Value 06/01/17	Ending Account Value 11/30/17	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,115.50	$2.63	$1,000.00	$1,022.58	$2.52	0.50%
Investor A	1,000.00	1,113.40	3.97	1,000.00	1,021.31	3.80	0.75
Investor C	1,000.00	1,109.40	7.93	1,000.00	1,017.55	7.59	1.50
Class K	1,000.00	1,115.60	2.39	1,000.00	1,022.81	2.28	0.45

(a)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of November 30, 2017	BlackRock Small Cap Growth Fund II

Investment Objective

BlackRock Small Cap Growth Fund II’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.

On March 23, 2017, the Boards of the Fund, BlackRock Master Small Cap Growth Portfolio (the “Master Portfolio”) and BlackRock Advantage Small Cap Growth Fund (the “Acquiring Fund”) approved an in-kind liquidation of the Master Portfolio into the Fund and the reorganization of the Fund with and into the Acquiring Fund, with the Acquiring Fund continuing as the surviving fund after the liquidation and the reorganization. At a special shareholder meeting on November 27, 2017, the shareholders of the Fund approved the liquidation and reorganization, which is expected to be completed on or about March 2, 2018.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2017, through its investment in the Master Portfolio, the Fund underperformed its benchmark, the Russell 2000® Growth Index.

What factors influenced performance?

Stock-specific events that were contrary to the Master Portfolio’s positioning were the most significant detractors from the Fund’s performance during the period. Among specific stocks, an underweight position in Nektar Therapeutics declined after the stock rallied once it announced they had received FDA approval for pain medications. The underweight had been driven by expensive relative valuations compared to peers with the expectation that the share price would revert towards levels consistent with the industry. Additionally, some earnings announcements prompted sharp declines in stock prices where the Master Portfolio maintained overweight positions. Enterprise software provider MicroStrategy Inc. also underperformed after the company failed to meet expectations in its second-quarter earnings report. The overweight position was driven by quality insights that demonstrated the firm’s ability to generate strong cash flows with efficient asset use. Similarly, an overweight position in retailer Big 5 Sporting Goods Corp., which had been motivated by the company’s consistent profitability, detracted after the company sharply missed expectations for second-quarter earnings. Insights that focused on fundamental signals, particularly those that were value-based, struggled during the period as investors favored momentum and growth assets. Specifically, signals identifying relative valuation using cash flow and profitability measures underperformed, especially across industrials and health care stocks, although these signals started to perform more favorably at the end of the period.

The period began with a risk-on tone to the market, as investors preferred momentum style investments during a growth melt-up that favored information technology (“IT”) stocks. This represented a continuation of year-to-date market trends, as market indices reached all-time highs and volatility remained near all-time lows, further supporting that style. While the Master Portfolio’s stock selection model was positive in aggregate, the performance was mixed across fundamental, sentiment, and macroeconomic thematic insights.

Unsurprisingly, given the market backdrop, our stock selection insights that analyze trends and sentiment from informed market participants performed well and were positive contributors to the Fund’s performance. This composite of signals was able to motivate overweight positions to IT stocks capturing market trends, as the sector delivered strong performance, especially among semiconductor companies such as Entegris, Inc. Our proprietary text-based analysis of company executive conference calls and sell-side analyst reports also performed well within the sector. Other measures of sentiment that analyze informed investor flow information worked well across industrials and financials stocks. Finally, the Master Portfolio’s macroeconomic thematic insights contributed to performance, as signals that measure sensitivity to both regional economic momentum and currency moves performed well.

Describe recent portfolio activity.

During the six-month period, the Master Portfolio maintained a balanced allocation of risk across all major return drivers. However, there were a number of new stock selection insights that were added to the Master Portfolio. These included a sentiment-based insight capturing longer-term trends in fundamentals based on text analysis of company executive conference calls, as well as a signal that uses mobile phone beacons to track traffic in retail and leisure outlets.

At a special meeting on November 27, 2017, shareholders of the Fund approved a proposal to reorganize assets of the Fund into the BlackRock Advantage Small Cap Growth Fund. As such, shareholders of the Fund will become shareholders of the BlackRock Advantage Small Cap Growth Fund on or about March 2, 2018.

Describe Fund positioning at period end.

Relative to the Russell 2000® Growth Index, the Master Portfolio remained largely sector-neutral during the period. The Master Portfolio ended the period with slight overweight positions in industrials, telecommunications, and financials, and slight underweight positions in consumer discretionary and health care.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of November 30, 2017	BlackRock Small Cap Growth Fund II

Performance Summary for the Period Ended November 30, 2017

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	11.58%	17.82%	N/A	13.81%	N/A	7.12%	N/A
Investor A	11.48	17.49	11.32%	13.47	12.26%	6.84	6.26%
Investor C	11.04	16.67	15.67	12.54	12.54	5.86	5.86
Class R	11.30	17.21	N/A	13.21	N/A	6.49	N/A
Russell 2000® Growth Index(c)	14.78	23.69	N/A	15.84	N/A	9.25	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.
(b)	The Fund invests all of its assets in the Master Portfolio. The Master Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies and at least 80% of its net assets (plus any borrowings for investment purposes) in securities or instruments of issuers located in the United States.
(c)	An unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value 06/01/17	Ending Account Value 11/30/17	Expenses Paid During the Period (a)	Beginning Account Value 06/01/17	Ending Account Value 11/30/17	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,115.80	$3.61	$1,000.00	$1,021.66	$3.45	0.68%
Investor A	1,000.00	1,114.80	4.93	1,000.00	1,020.41	4.71	0.93
Investor C	1,000.00	1,110.40	8.89	1,000.00	1,016.65	8.49	1.68
Class R	1,000.00	1,113.00	6.25	1,000.00	1,019.15	5.97	1.18

(a)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

FUND SUMMARY	7

About F und Performance

Institutional and Class K Shares (Class K Shares available only in BlackRock Advantage Small Cap Core Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to March 28, 2016 (commencement of operations), Class K Shares performance results are those of Institutional Shares, restated to reflect Class K Shares fees.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Class R Shares (available only in BlackRock Small Cap Growth Fund II) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser and administrator, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on June 1, 2017 and held through November 30, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

BlackRock Advantage Small Cap Core Fund and the Master Portfolio may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. BlackRock Advantage Small Cap Core Fund’s and the Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation BlackRock Advantage Small Cap Core Fund and the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. BlackRock Advantage Small Cap Core Fund’s and the Master Portfolio’s investments in these instruments, if any, are discussed in detail in BlackRock Advantage Small Cap Core Fund’s and the Master Portfolio’s Notes to Financial Statements.

8	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) November 30, 2017	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.8%

Aerospace & Defense — 1.6%
Curtiss-Wright Corp.	26,250	$3,260,250
Engility Holdings, Inc.(a)	18,606	543,109
HEICO Corp., Class A	10,050	762,795
Maxar Technologies Ltd.	2,611	164,258

		4,730,412
Air Freight & Logistics — 0.1%
Radiant Logistics, Inc.(a)	43,010	206,878

Airlines — 1.0%
Hawaiian Holdings, Inc.	68,206	2,943,089

Auto Components — 1.8%
Lear Corp.	339	61,322
Modine Manufacturing Co.(a)	11,203	256,549
Tenneco, Inc.	46,259	2,748,247
Tower International, Inc.	70,919	2,283,592

		5,349,710
Banks — 10.6%
Bank of the Ozarks	20,306	979,155
Banner Corp.	32,756	1,886,418
Boston Private Financial Holdings, Inc.	25,721	420,538
Cadence BanCorp.(a)	61,042	1,489,425
Capital Bank Financial Corp., Class A	7,990	333,582
Capital City Bank Group, Inc.	1,736	43,886
Carolina Financial Corp.	7,764	300,079
Cathay General Bancorp	79,540	3,451,241
Central Pacific Financial Corp.	22,698	730,876
CoBiz Financial, Inc.	37,462	793,445
Eagle Bancorp, Inc.(a)	5,595	370,109
First Connecticut Bancorp, Inc.	19,845	526,885
First Financial Northwest, Inc.	3,909	66,257
First Merchants Corp.	31,806	1,393,103
Glacier Bancorp, Inc.	58,190	2,330,509
Guaranty Bancorp	1,273	36,981
Home BancShares, Inc.	32,333	769,525
Independent Bank Corp.	23,111	517,686
Lakeland Financial Corp.	8,935	452,826
Macatawa Bank Corp.	17,650	179,677
Mercantile Bank Corp.	1,372	50,915
QCR Holdings, Inc.	27,139	1,232,111
Republic Bancorp, Inc., Class A	4,800	204,288
Sandy Spring Bancorp, Inc.	44,123	1,738,005
Seacoast Banking Corp.(a)	18,928	492,696
Sierra Bancorp	8,697	243,168
South State Corp.	30,681	2,824,186
TriCo Bancshares	837	35,179
TriState Capital Holdings, Inc.(a)	3,073	74,367
Union Bankshares Corp.	7,300	275,137
United Community Banks, Inc.	88,130	2,532,856
Webster Financial Corp.	2,688	154,211
Wintrust Financial Corp.	46,028	3,859,448

		30,788,770
Biotechnology — 4.7%
Akebia Therapeutics, Inc.(a)	33,343	518,817
AMAG Pharmaceuticals, Inc.(a)	4,485	62,566
Applied Genetic Technologies Corp.(a)	14,534	54,502
Bluebird Bio, Inc. (a)	3,756	649,037
Calithera Biosciences, Inc.(a)	12,553	131,806
ChemoCentryx, Inc.(a)	59,375	385,937
Conatus Pharmaceuticals, Inc.(a)	7,524	31,225
CytomX Therapeutics, Inc.(a)	32,128	665,050
Emergent BioSolutions, Inc.(a)	18,669	820,129
Enanta Pharmaceuticals, Inc.(a)	4,894	243,036
Enzon Pharmaceuticals, Inc.	8,011	2,499
Exact Sciences Corp.(a)	9,320	554,354
Exelixis, Inc.(a)	17,485	473,494

Security	Shares	Value
Biotechnology (continued)
FibroGen, Inc.(a)	21,276	$1,010,610
Genomic Health, Inc.(a)	20,109	609,102
Halozyme Therapeutics, Inc.(a)	34,437	642,939
Immune Design Corp.(a)	9,948	40,787
Ironwood Pharmaceuticals, Inc.(a)	53,428	922,701
Jounce Therapeutics, Inc.(a)	5,481	86,381
Ligand Pharmaceuticals, Inc.(a)	4,952	652,921
Mersana Therapeutics, Inc.(a)	3,196	60,724
MiMedx Group, Inc.(a)(b)	58,772	679,992
Myriad Genetics, Inc.(a)	26,169	906,232
PDL BioPharma, Inc.(a)	103,507	301,205
Pfenex, Inc.(a)	60,723	149,379
Puma Biotechnology, Inc.(a)	654	69,259
Ra Pharmaceuticals, Inc.(a)	6,337	90,366
Recro Pharma, Inc.(a)	20,087	193,639
REGENXBIO, Inc.(a)	2,607	73,257
Repligen Corp.(a)	4,190	148,535
Retrophin, Inc.(a)	24,690	556,513
Sage Therapeutics, Inc.(a)	892	82,430
Sangamo Therapeutics, Inc.(a)	24,447	396,041
Sarepta Therapeutics, Inc.(a)	601	33,458
Spectrum Pharmaceuticals, Inc.(a)	21,098	413,521
Vanda Pharmaceuticals, Inc.(a)	43,995	618,130
Veracyte, Inc.(a)	15,683	106,331
Xencor, Inc.(a)	10,907	236,791

		13,673,696
Building Products — 1.9%
Builders FirstSource, Inc.(a)	51,607	1,052,783
Griffon Corp.	8,227	192,100
Ply Gem Holdings, Inc.(a)	29,652	527,806
Universal Forest Products, Inc.	93,571	3,664,240

		5,436,929
Capital Markets — 2.4%
BGC Partners, Inc., Class A	59,570	972,778
Evercore, Inc., Class A	5,578	484,449
Houlihan Lokey, Inc.	20,636	921,191
Moelis & Co., Class A	82,196	3,937,188
OM Asset Management PLC	33,913	556,173
Piper Jaffray Cos	1,461	114,762

		6,986,541
Chemicals — 1.7%
AdvanSix, Inc.(a)	10,355	445,783
Ingevity Corp.(a)	7,166	570,342
Innophos Holdings, Inc.	5,096	236,098
Innospec, Inc.	25,896	1,848,974
Koppers Holdings, Inc.(a)	8,902	444,210
Kraton Corp.(a)	5,460	256,893
Rayonier Advanced Materials, Inc.	5,535	104,003
Sensient Technologies Corp.	12,115	939,276
Stepan Co.	1,133	94,164

		4,939,743
Commercial Services & Supplies — 1.4%
ACCO Brands Corp.(a)	19,945	262,277
ARC Document Solutions, Inc.(a)	133,032	367,168
Brink’s Co.	13,278	1,073,526
CECO Environmental Corp.(a)	15,187	82,162
Interface, Inc.	200	4,990
Kimball International, Inc., Class B	3,421	63,425
SP Plus Corp.(a)	16,733	655,934
Steelcase, Inc., Class A	97,258	1,478,322

		3,987,804
Communications Equipment — 1.0%
Black Box Corp.	18,558	65,881
Ciena Corp.(a)	9,244	201,057
Extreme Networks, Inc.(a)	46,641	599,337

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) November 30, 2017	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Communications Equipment (continued)
InterDigital, Inc.	25,503	$1,940,778
Ubiquiti Networks, Inc.(a)(b)	1,461	97,639

		2,904,692
Construction & Engineering — 1.5%
Argan, Inc.	16,953	1,000,227
Comfort Systems U.S.A., Inc.	23,622	1,014,565
MasTec, Inc.(a)	38,501	1,726,770
Primoris Services Corp.	17,514	490,217

		4,231,779
Consumer Finance — 1.0%
Enova International, Inc.(a)	67,333	999,895
Green Dot Corp., Class A(a)	30,698	1,897,136

		2,897,031
Diversified Consumer Services — 1.1%
Bridgepoint Education, Inc.(a)	18,214	166,294
Capella Education Co.	6,743	575,178
Carriage Services, Inc.	13,009	333,291
Grand Canyon Education, Inc.(a)	22,165	2,104,788

		3,179,551
Diversified Telecommunication Services — 1.0%
Cogent Communications Holdings, Inc.	61,908	2,900,390

Electric Utilities — 1.4%
IDACORP, Inc.	18	1,779
Portland General Electric Co.	81,155	4,028,534

		4,030,313
Electronic Equipment, Instruments & Components — 3.8%
AVX Corp.	10,841	196,656
Benchmark Electronics, Inc.(a)	9,581	292,220
Control4 Corp.(a)	3,984	132,428
Electro Scientific Industries, Inc.(a)	4,644	111,131
Fitbit, Inc., Class A(a)	57,103	391,727
Insight Enterprises, Inc.(a)	47,172	1,839,708
KEMET Corp.(a)	14,628	225,564
Novanta, Inc.(a)	745	35,834
PC Connection, Inc.	12,278	336,540
Rogers Corp.(a)	5,862	944,368
Sanmina Corp.(a)	22,852	776,968
SYNNEX Corp.	29,138	3,968,596
Vishay Intertechnology, Inc.	69,996	1,532,912
Vishay Precision Group, Inc.(a)	7,963	220,575

		11,005,227
Energy Equipment & Services — 1.9%
Archrock, Inc.	87,760	833,720
C&J Energy Services, Inc.(a)	21,090	659,273
Diamond Offshore Drilling, Inc.(a)	14,382	230,687
Exterran Corp.(a)	40,195	1,231,575
Mammoth Energy Services, Inc.(a)	18,577	350,176
Pioneer Energy Services Corp.(a)	37,738	79,250
ProPetro Holding Corp.(a)	108,734	2,040,937
Solaris Oilfield Infrastructure, Inc., Class A(a)	6,493	105,187

		5,530,805
Equity Real Estate Investment Trusts (REITs) — 6.4%
Ashford Hospitality Prime, Inc.	46,952	432,428
CatchMark Timber Trust, Inc., Class A	15,224	200,804
Chatham Lodging Trust	1	23
CoreSite Realty Corp.	8,942	1,014,738
DCT Industrial Trust, Inc.	17,897	1,076,325
DiamondRock Hospitality Co.	238,383	2,667,506
Easterly Government Properties, Inc.	12,264	259,874
First Industrial Realty Trust, Inc.	48,913	1,592,118
Gladstone Land Corp.	11,009	147,521
Hersha Hospitality Trust	26,781	470,006

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Monmouth Real Estate Investment Corp.	27,296	$487,507
PS Business Parks, Inc.	24,809	3,288,681
Ramco-Gershenson Properties Trust	10,824	155,974
Retail Opportunity Investments Corp.	65,829	1,288,274
Rexford Industrial Realty, Inc.	2,363	74,127
Ryman Hospitality Properties, Inc.	10,176	707,028
STAG Industrial, Inc.	1,872	52,978
Summit Hotel Properties, Inc.	60,499	914,140
Terreno Realty Corp.	100,508	3,779,101

		18,609,153
Food & Staples Retailing — 0.9%
Performance Food Group Co.(a)	90,640	2,687,476

Food Products — 0.5%
Dean Foods Co.	132,781	1,481,836

Gas Utilities — 0.8%
Southwest Gas Holdings, Inc.	26,073	2,240,714

Health Care Equipment & Supplies — 3.3%
Accuray, Inc.(a)	8,449	43,512
AtriCure, Inc.(a)	29,533	546,360
Cantel Medical Corp.	8,162	869,090
Cutera, Inc.(a)	25,263	1,037,046
Exactech, Inc.(a)	13,543	568,129
Globus Medical, Inc., Class A(a)	15,657	595,123
Inogen, Inc.(a)	918	118,183
LeMaitre Vascular, Inc.	12,394	408,134
Masimo Corp.(a)	45,304	4,024,807
Orthofix International NV(a)	15,525	841,765
STAAR Surgical Co.(a)	4,195	72,783
Wright Medical Group NV(a)	21,195	515,250

		9,640,182
Health Care Providers & Services — 1.6%
Chemed Corp.	1,578	388,093
CorVel Corp.(a)	2,523	139,396
Diplomat Pharmacy, Inc.(a)	32,660	584,614
Five Star Senior Living, Inc.(a)	24,358	36,537
LHC Group, Inc.(a)	36,377	2,392,515
National HealthCare Corp.	1,035	68,672
Providence Service Corp.(a)	5,549	335,936
Tivity Health, Inc.(a)	1,005	36,984
WellCare Health Plans, Inc.(a)	3,220	685,828

		4,668,575
Health Care Technology — 1.3%
Medidata Solutions, Inc.(a)	44,201	2,945,555
Quality Systems, Inc.(a)	52,532	758,037

		3,703,592
Hotels, Restaurants & Leisure — 1.6%
Bloomin’ Brands, Inc.	28,503	611,959
Caesars Entertainment Corp.(a)	31,207	413,493
Century Casinos, Inc.(a)	21,292	192,693
Cheesecake Factory, Inc.	17,241	845,499
La Quinta Holdings, Inc.(a)	9,297	165,580
Monarch Casino & Resort, Inc.(a)	9,487	445,225
Papa John’s International, Inc.	18,145	1,060,757
Ruth’s Hospitality Group, Inc.	34,131	732,110
Texas Roadhouse, Inc.	4,169	212,911

		4,680,227
Household Durables — 1.9%
Beazer Homes U.S.A., Inc. (a)	15,518	328,361
Century Communities, Inc.(a)	63,566	1,992,794
GoPro, Inc., Class A(a)	5,529	47,218
iRobot Corp.(a)	20,927	1,436,011
Taylor Morrison Home Corp., Class A(a)	61,335	1,481,854

10	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2017	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Household Durables (continued)
William Lyon Homes, Class A(a)	13,048	$389,352

		5,675,590
Household Products — 0.3%
Central Garden & Pet Co.(a)	12,578	498,466
Central Garden & Pet Co., Class A(a)	7,552	291,281

		789,747
Independent Power and Renewable Electricity Producers — 0.2%
NRG Yield, Inc., Class A	38,357	721,495

Insurance — 1.5%
Argo Group International Holdings Ltd.	12,005	735,306
Baldwin & Lyons, Inc., Class B	10,757	262,471
CNO Financial Group, Inc.	3,708	93,479
Genworth Financial, Inc., Class A(a)	5,956	20,191
Infinity Property & Casualty Corp.	6,532	704,150
James River Group Holdings Ltd.	64,907	2,627,435
Selective Insurance Group, Inc.	1,166	71,359

		4,514,391
Internet & Direct Marketing Retail — 0.1%
Nutrisystem, Inc.	2,951	149,763
U.S. Auto Parts Network, Inc.(a)	11,983	28,280

		178,043
Internet Software & Services — 2.4%
Box, Inc., Class A(a)	20,702	435,363
Care.com, Inc.(a)	23,700	449,589
CommerceHub, Inc., Series A(a)	3,164	72,329
Cornerstone OnDemand, Inc.(a)	33,949	1,255,095
Five9, Inc.(a)	19,878	487,210
Limelight Networks, Inc.(a)	31,239	151,822
MongoDB, Inc.(a)	4,615	131,666
New Relic, Inc.(a)	2,136	120,214
NIC, Inc.	147,036	2,440,798
QuinStreet, Inc.(a)	9,246	98,840
Shutterstock, Inc.(a)	8,960	380,710
Telaria, Inc.(a)	8,329	33,649
Wix.com Ltd.(a)	3,400	186,660
Yelp, Inc.(a)	15,412	686,605
YuMe, Inc.	45,128	160,656

		7,091,206
IT Services — 1.9%
Convergys Corp.	29,375	724,975
CSG Systems International, Inc.	60,256	2,765,148
Everi Holdings, Inc.(a)	23,744	193,514
Hackett Group, Inc.	106,233	1,734,785
Unisys Corp.(a)	27,462	212,830

		5,631,252
Leisure Products — 1.2%
Brunswick Corp.	1,757	97,250
Malibu Boats, Inc., Class A(a)	50,407	1,575,723
MCBC Holdings, Inc.(a)	73,396	1,732,146

		3,405,119
Life Sciences Tools & Services — 1.4%
Cambrex Corp.(a)	15,607	762,402
Enzo Biochem, Inc.(a)	54,993	539,481
Harvard Bioscience, Inc.(a)	23,285	76,840
INC Research Holdings, Inc., Class A(a)	17,314	663,126
Luminex Corp.	31,147	665,300
Medpace Holdings, Inc.(a)	2,947	98,165
NanoString Technologies, Inc.(a)	9,571	73,218
PRA Health Sciences, Inc.(a)	13,621	1,121,962

		4,000,494

Security	Shares	Value
Machinery — 4.7%
Alamo Group, Inc.	21,957	$2,589,828
Altra Industrial Motion Corp.	1,219	59,243
Briggs & Stratton Corp.	77,819	1,937,693
Global Brass & Copper Holdings, Inc.	12,970	448,762
Greenbrier Cos., Inc.	16,045	802,250
Harsco Corp.(a)	35,298	637,129
Kadant, Inc.	20,302	2,076,895
Meritor, Inc.(a)	87,353	2,182,078
Miller Industries, Inc.	1,270	35,433
Mueller Water Products, Inc., Class A	171,811	2,145,919
Rexnord Corp.(a)	19,492	485,741
Watts Water Technologies, Inc., Class A	3,242	241,205

		13,642,176
Media — 1.2%
Central European Media Enterprises Ltd., Class A(a)	8,929	44,198
Entravision Communications Corp., Class A	176,676	1,245,566
Lee Enterprises, Inc.(a)	24,592	57,791
Meredith Corp.	24,353	1,659,657
New Media Investment Group, Inc.	17,965	311,872
Time, Inc.	13,789	256,475

		3,575,559
Metals & Mining — 1.2%
Materion Corp.	813	39,756
Ryerson Holding Corp.(a)	6,662	61,624
Schnitzer Steel Industries, Inc., Class A	82,611	2,412,241
Worthington Industries, Inc.	24,365	1,013,584

		3,527,205
Mortgage Real Estate Investment Trusts (REITs) — 0.5%
Arbor Realty Trust, Inc.	84,074	721,355
Ares Commercial Real Estate Corp.	24,053	324,234
Invesco Mortgage Capital, Inc.	31,407	554,648

		1,600,237
Multiline Retail — 0.1%
Big Lots, Inc.	6,118	361,574
Dillard’s, Inc., Class A(b)	899	54,030

		415,604
Multi-Utilities — 0.5%
Avista Corp.	8,866	460,500
NorthWestern Corp.	17,709	1,137,980

		1,598,480
Oil, Gas & Consumable Fuels — 1.1%
Abraxas Petroleum Corp.(a)	62,754	129,901
Bill Barrett Corp.(a)	67,832	396,817
Eclipse Resources Corp.(a)	77,369	191,875
EP Energy Corp., Class A(a)	58,823	105,293
Evolution Petroleum Corp.	42,224	295,568
Green Plains Partners LP - MLP	3,756	70,988
Matador Resources Co.(a)	2,403	68,726
Northern Oil and Gas, Inc.(a)(b)	65,410	111,197
Oasis Midstream Partners LP(a)	1,998	36,204
Overseas Shipholding Group, Inc., Class A(a)	46,208	134,927
Pacific Ethanol, Inc.(a)	183,795	827,077
Renewable Energy Group, Inc.(a)	42,685	484,475
SandRidge Energy, Inc.(a)	4,683	87,151
Ultra Petroleum Corp.(a)	8,708	83,510
W&T Offshore, Inc.(a)	90,267	283,438

		3,307,147
Paper & Forest Products — 0.8%
Boise Cascade Co.	21,824	840,224

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) November 30, 2017	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Paper & Forest Products (continued)
Louisiana-Pacific Corp.(a)	50,809	$1,402,836

		2,243,060
Personal Products — 0.9%
Inter Parfums, Inc.	37,920	1,679,856
Medifast, Inc.	13,564	929,541
Natural Health Trends Corp.	704	12,637

		2,622,034
Pharmaceuticals — 2.4%
Catalent, Inc.(a)	103,111	4,102,787
Corcept Therapeutics, Inc.(a)	97,169	1,743,212
Durect Corp.(a)	29,103	30,558
Juniper Pharmaceuticals, Inc.(a)	2,269	11,118
Nektar Therapeutics(a)	2,589	139,780
Prestige Brands Holdings, Inc.(a)	22,201	1,003,485

		7,030,940
Professional Services — 1.6%
CRA International, Inc.	7,653	345,916
Forrester Research, Inc.	4,299	199,688
Insperity, Inc.	34,162	4,027,700

		4,573,304
Road & Rail — 0.1%
Covenant Transportation Group, Inc., Class A(a)	1,265	37,899
Marten Transport Ltd.	6,033	121,565
Saia, Inc.(a)	973	64,023
Werner Enterprises, Inc.	4,317	164,909

		388,396
Semiconductors & Semiconductor Equipment — 3.8%
Advanced Energy Industries, Inc.(a)	10,812	810,576
Alpha & Omega Semiconductor Ltd.(a)	55,174	971,614
Brooks Automation, Inc.	25,806	642,311
Cabot Microelectronics Corp.	15,575	1,500,184
Cirrus Logic, Inc.(a)	16,335	902,345
Cohu, Inc.	6,347	144,458
Diodes, Inc.(a)	25,616	750,549
Entegris, Inc.	129,371	3,919,941
Integrated Device Technology, Inc.(a)	2,442	73,480
IXYS Corp.(a)	3,554	86,362
Microsemi Corp.(a)	12,567	664,166
MKS Instruments, Inc.	1,457	137,395
Power Integrations, Inc.	1,904	149,464
Semtech Corp.(a)	6,033	205,424
Ultra Clean Holdings, Inc.(a)	2,430	50,981
Xcerra Corp.(a)	7,427	73,602

		11,082,852
Software — 4.6%
A10 Networks, Inc.(a)	92,444	741,401
Barracuda Networks, Inc.(a)	3,382	93,512
Bottomline Technologies, Inc.(a)	21,617	720,495
Imperva, Inc.(a)	36,580	1,508,925
MicroStrategy, Inc., Class A(a)	11,366	1,554,414
Proofpoint, Inc.(a)	15,058	1,355,973
RingCentral, Inc., Class A(a)	51,162	2,412,288
Silver Spring Networks, Inc.(a)	5,755	92,483
Varonis Systems, Inc.(a)	69,762	3,509,029
Verint Systems, Inc.(a)	31,087	1,360,056

		13,348,576
Specialty Retail — 1.3%
Aaron’s, Inc.	23,453	884,647
Asbury Automotive Group, Inc.(a)	16,954	1,115,573
Big 5 Sporting Goods Corp.	83,159	627,850
Cato Corp., Class A	2,172	34,274
Citi Trends, Inc.	28,656	739,038

Security	Shares	Value
Specialty Retail (continued)
Haverty Furniture Cos., Inc.	21,655	$522,968

		3,924,350
Technology Hardware, Storage & Peripherals — 0.0%
Pure Storage, Inc., Class A(a)	2,876	53,148

Textiles, Apparel & Luxury Goods — 0.9%
Deckers Outdoor Corp.(a)	447	33,404
Perry Ellis International, Inc.(a)	31,637	774,157
Steven Madden Ltd.(a)	40,293	1,722,526

		2,530,087
Thrifts & Mortgage Finance — 2.6%
Charter Financial Corp.	8,127	150,187
Essent Group Ltd.(a)	79,250	3,506,812
Federal Agricultural Mortgage Corp., Class C	2,915	216,439
First Defiance Financial Corp.	17,876	971,203
Merchants Bancorp(a)	9,660	177,068
Meridian Bancorp, Inc.	19,903	401,045
MGIC Investment Corp (a)	32,433	474,170
Nationstar Mortgage Holdings, Inc.(a)	6,026	108,890
Radian Group, Inc.	16,254	333,044
Riverview Bancorp, Inc.	67,736	624,526
TFS Financial Corp.	7,662	116,692
United Community Financial Corp.	9,410	92,124
Walker & Dunlop, Inc.(a)	9,745	480,234

		7,652,434
Trading Companies & Distributors — 2.3%
Applied Industrial Technologies, Inc.	62,428	3,992,271
H&E Equipment Services, Inc.	10,926	406,338
MRC Global, Inc.(a)	101,176	1,589,475
Rush Enterprises, Inc., Class A(a)	10,386	505,902
Triton International Ltd.(a)	8,613	340,816

		6,834,802
Water Utilities — 0.3%
SJW Group	12,882	877,651

Wireless Telecommunication Services — 0.7%
Boingo Wireless, Inc. (a)	80,321	1,983,929

Total Common Stocks — 98.8% (Cost: $265,773,125)		288,254,423

Rights — 0.0%

Biotechnology — 0.0%
Dyax Corp. - CVR (a)(c)	835	1,912

Total Rights — 0.0% (Cost: $ — )		1,912

Total Long-Term Investments — 98.8% (Cost: $265,773,125)		288,256,335

12	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2017	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities — 1.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.96%(d)(f)	3,458,861	$3,458,861
SL Liquidity Series, LLC, Money Market Series, 1.33%(d)(e)(f)	668,799	668,799

Total Short-Term Securities — 1.4% (Cost: $4,127,683)		4,127,660

Value
Total Investments — 100.2% (Cost: $269,900,808)	$292,383,995
Liabilities in Excess of Other Assets — (0.2)%	(501,473)

Net Assets — 100.0%	$291,882,522

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.
(f)	During the period ended November 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 05/31/17	Net Activity	Shares Held at 11/30/17	Value at 11/30/17	Income		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,092,686	1,366,175	3,458,861	$3,458,861	$16,278		$—	$—
SL Liquidity Series, LLC, Money Market Series	621,030	47,769	668,799	668,799	26,628	(a)	(134)	(26)

				$4,127,660	$42,906		$(134)	$(26)

(a)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Portfolio Abbreviations

CVR	Contingent Value Rights
MLP	Master Limited Partnership

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation
Long Contracts
Russell 2000 E-Mini Index	54	December 2017	$4,173	$127,555

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets - Derivative Financial Instruments

Futures contracts	Net unrealized appreciation	(a)	$—	$—	$127,555	$—	$—	$—	$127,555

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) November 30, 2017	BlackRock Advantage Small Cap Core Fund

For the six months ended November 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$274,575	$—	$—	$—	$274,575

Net Change in Unrealized Appreciation on:
Futures contracts	$—	$—	$147,330	$—	$—	$—	$147,330

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contract — long							$3,876,900

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Investments
Assets
Long-Term Investments
Common Stocks(a)	$288,254,423	$—	$—	$288,254,423
Rights(a)	—	—	1,912	1,912
Short-Term Securities	3,458,861	—	—	3,458,861

Subtotal	$291,713,284	$—	$1,912	$291,715,196

Investments Valued at NAV(b)				668,799

Total Investments				$292,383,995

Derivative Financial Instruments(c)
Assets
Equity contracts	$127,555	$—	$—	$127,555

(a)	See above Schedule of Investments for values in each industry.
(b)	As of November 30, 2017, certain of the Fund’s investments were valued using NAV per share (or its equivalent) as no quoted market value is available and have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended November 30, 2017, there were no transfers between levels.

See notes to financial statements.

14	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (unaudited)

November 30, 2017

	BlackRock Advantage Small Cap Core Fund	BlackRock Small Cap Growth Fund II

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $673,893) (cost — $265,773,125)	$288,256,335	$—
Investments at value — affiliated (cost — $4,127,683)	4,127,660	—
Investments at value — Master Portfolio (cost — $130,953,576)	—	155,360,688
Cash pledged for futures contracts	152,000	—
Receivables:
Investments sold — unaffiliated	1,141,128	—
Securities lending income — affiliated	6,948	—
Capital shares sold	363,341	23,252
Dividends — affiliated.	4,329	—
Dividends — unaffiliated	206,590	—
From the Administrator	—	409,682
Variation margin on futures contracts	10,897	—
Withdrawals from the Master Portfolio	—	1,666,118
Prepaid expenses	38,808	51,479

Total assets	294,308,036	157,511,219

LIABILITIES
Cash collateral on securities loaned at value	668,971	—
Payables:
Investments purchased — unaffiliated	1,521,368	—
Administration fees	12,327	—
Capital shares redeemed	33,932	1,689,370
Officer’s and Trustees’/Directors’ fees	1,612	70
Other accrued expenses	53,654	3,209
Other affiliates	153	1,283
Professional fees	37,947	17,419
Reorganization.	—	358,233
Service and distribution fees	14,901	34,703
To the Manager	57,992	—
Transfer agent fees	22,657	100,925

Total liabilities	2,425,514	2,205,212

NET ASSETS	$291,882,522	$155,306,007

NET ASSETS CONSIST OF
Paid-in capital	$268,645,101	$121,900,290
Undistributed (accumulated) net investment income (loss)	841,246	(249,100)
Undistributed net realized loss	(214,567)	—
Accumulated net realized gain allocated from the Master Portfolio	—	9,247,705
Net unrealized appreciation	22,610,742	—
Net unrealized appreciation allocated from the Master Portfolio	—	24,407,112

NET ASSETS	$291,882,522	$155,306,007

FINANCIAL STATEMENTS	15

Statements of Assets and Liabilities (continued)

November 30, 2017

	BlackRock Advantage Small Cap Core Fund		BlackRock Small Cap Growth Fund II

NET ASSETVALUE

Institutional
Net assets	$154,004,318		$55,076,400

Shares outstanding	11,051,412	(a)	3,658,836	(b)

Net asset value	$13.94		$15.05

Investor A
Net assets	$72,552,716		$64,535,914

Shares outstanding	5,226,813	(a)	4,581,013	(b)

Net asset value	$13.88		$14.09

Investor C
Net assets	$1,020,321		$15,044,515

Shares outstanding	74,832	(a)	1,370,250	(b)

Net asset value	$13.63		$10.98

Class K
Net assets	$64,305,167		—

Shares outstanding	4,612,085	(a)	—

Net asset value	$13.94		—

Class R
Net assets	—		$20,649,178

Shares outstanding	—		1,622,861	(b)

Net asset value	—		$12.72

(a)	Unlimited number of shares authorized, $0.001 par value.
(b)	100 million shares authorized, $0.0001 par value.

See notes to financial statements.

16	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (unaudited)

Six Months Ended November 30, 2017

	BlackRock Advantage Small Cap Core Fund	BlackRock Small Cap Growth Fund II

INVESTMENT INCOME
Dividends — affiliated	$16,278	$—
Dividends — unaffiliated	1,297,405	—
Securities lending income — affiliated — net	26,628	—
Net investment income allocated from the Master Portfolio:
Dividends — affiliated	—	5,819
Dividends — unaffiliated	—	670,983
Securities lending income — affiliated — net	—	26,879
Expenses	—	(626,628)
Fees waived	—	201,609

Total investment income	1,340,311	278,662

EXPENSES
Investment advisory	439,967	—
Professional	48,824	35,470
Administration	41,552	154,593
Registration	35,226	30,609
Transfer agent — class specific	32,257	204,004
Service and distribution — class specific	28,282	212,137
Printing	26,186	21,783
Accounting services	21,841	—
Custodian	20,603	—
Administration — class specific	19,386	—
Officer and Trustees/Directors	5,709	—
Reorganization.	—	457,813
Miscellaneous	14,790	7,477

Total expenses	734,623	1,123,886
Less:
Fees waived and/or reimbursed by the Manager/Administrator	(214,629)	(467,479)
Administration fees waived	—	(154,232)
Administration fees waived — class specific	(9,387)	—
Transfer agent fees waived and/or reimbursed — class specific	(10,742)	(196,525)

Total expenses after fees waived and/or reimbursed	499,865	305,650

Net investment income (loss)	840,446	(26,988)

NET REALIZED AND UNREALIZED GAIN
Net realized gain (loss) from:
Investments — unaffiliated	(167,660)	—
Investments — affiliated	(134)	—
Futures contracts.	274,575	—
Investments and futures contracts allocated from the Master Portfolio	—	10,095,622

	106,781	10,095,622

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	20,851,587	—
Investments — affiliated	(26)	—
Futures contracts	147,330	—
Investments and futures contracts allocated from the Master Portfolio	—	6,639,444

	20,998,891	6,639,444

Net realized and unrealized gain	21,105,672	16,735,066

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,946,118	$16,708,078

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statements of Changes in Net Assets

	BlackRock Advantage Small Cap Core Fund		BlackRock Small Cap Growth Fund II
	Six Months Ended 11/30/2017 (unaudited)	Year Ended 05/31/2017	Six Months Ended 11/30/2017 (unaudited)	Year Ended 05/31/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$840,446	$428,042	$(26,988)	$(565,577)
Net realized gain	106,781	2,766,626	10,095,622	16,739,370
Net change in unrealized appreciation	20,998,891	715,161	6,639,444	11,999,057

Net increase in net assets resulting from operations	21,946,118	3,909,829	16,708,078	28,172,850

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(204,074)	(147,126)	—	—
Investor A	(11,117)	(10,872)	—	—
Class K	(134,300)	(1,269)	—	—
From net realized gain:
Institutional	(1,358,989)	(84,904)	(2,174,383)	(97,593)
Investor A	(112,566)	(11,210)	(2,877,472)	(119,393)
Investor C	(10,169)	(1,521)	(914,892)	(77,820)
Class K	(856,437)	(665)	—	—
Class R	—	—	(982,825)	(44,230)

Decrease in net assets resulting from distributions to shareholders	(2,687,652)	(257,567)	(6,949,572)	(339,036)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	150,310,283	104,531,332	(9,269,773)	(41,761,680)

NET ASSETS
Total increase (decrease) in net assets	169,568,749	108,183,594	488,733	(13,927,866)
Beginning of period	122,313,773	14,130,179	154,817,274	168,745,140

End of period	$291,882,522	$122,313,773	$155,306,007	$154,817,274

Undistributed (accumulated) net investment income (loss), end of period	$841,246	$350,291	$(249,100)	$(222,112)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

18	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund
	Institutional
	Six Months Ended 11/30/2017 (unaudited)		Year Ended May 31,					Period 03/14/2013(a) to 05/31/2013
			2017	2016	2015	2014
Net asset value, beginning of period	$12.70		$10.59	$11.74	$11.80	$10.37		$10.00

Net investment income(b)	0.06		0.10	0.08	0.08	0.07		0.02
Net realized and unrealized gain (loss)	1.40		2.10	(0.64)	1.02	2.06		0.35

Net increase (decrease) from investment operations	1.46		2.20	(0.56)	1.10	2.13		0.37

Distributions:(c)
From net investment income	(0.03)		(0.06)	(0.10)	(0.04)	(0.15)		—
From net realized gain	(0.19)		(0.03)	(0.49)	(1.12)	(0.55)		—

Total distributions	(0.22)		(0.09)	(0.59)	(1.16)	(0.70)		—

Net asset value, end of period	$13.94		$12.70	$10.59	$11.74	$11.80		$10.37

Total Return:(d)
Based on net asset value.	11.55	%(e)	20.84%	(4.80)%	10.24%	20.85%		3.70	%(e)

Ratios to Average Net Assets:
Total expenses	0.72	%(f)	1.05%	3.15%	3.43%	6.26%		7.68	%(f),(g)

Total expenses after fees waived and/or reimbursed	0.50	%(f)	0.54%	0.69%	0.70%	0.71	%(h)	0.70	%(f)

Net investment income	0.85	%(f)	0.78%	0.80%	0.66%	0.61%		0.93	%(f)

Supplemental Data:
Net assets, end of period (000)	$154,004		$56,603	$10,302	$6,122	$6,095		$5,181

Portfolio turnover rate	55%		127%	171%	148%	145%		67%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 8.75%.
(h)	Includes certain tax expenses. Excluding such tax expenses, total expenses after fees waived and/or reimbursed would have been 0.70%.

See notes to financial statements.

FUND FINANCIAL HIGHLIGHTS	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)
	Investor A
	Six Months Ended 11/30/2017 (unaudited)		Year Ended May 31,				Period 03/14/2013(a) to 05/31/2013
			2017	2016	2015	2014
Net asset value, beginning of period	$12.66		$10.56	$11.71	$11.78	$10.37	$10.00

Net investment income (loss)(b)	0.06		0.06	0.06	0.05	(0.01)	0.01
Net realized and unrealized gain (loss)	1.37		2.10	(0.65)	1.01	2.10	0.36

Net increase (decrease) from investment operations	1.43		2.16	(0.59)	1.06	2.09	0.37

Distributions:(c)
From net investment income	(0.02)		(0.03)	(0.07)	(0.02)	(0.13)	—
From net realized gain	(0.19)		(0.03)	(0.49)	(1.11)	(0.55)	—

Total distributions	(0.21)		(0.06)	(0.56)	(1.13)	(0.68)	—

Net asset value, end of period	$13.88		$12.66	$10.56	$11.71	$11.78	$10.37

Total Return:(d)
Based on net asset value	11.34	%(e)	20.51%	(5.02)%	9.96%	20.49%	3.70	%(e)

Ratios to Average Net Assets:
Total expenses	1.07	%(f)	1.39%	3.60%	3.70%	8.25%	8.16	%(f),(g)

Total expenses after fees waived and/or reimbursed	0.75	%(f)	0.83%	0.95%	0.95%	0.95%	0.95	%(f)

Net investment income (loss)	0.84	%(f)	0.51%	0.58%	0.43%	(0.11)%	0.67	%(f)

Supplemental Data:
Net assets, end of period (000)	$72,553		$6,389	$3,191	$2,736	$899	$21

Portfolio turnover rate	55%		127%	171%	148%	145%	67%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 9.23%.

See notes to financial statements.

20	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)
	Investor C
	Six Months Ended 11/30/2017 (unaudited)		Year Ended May 31,					Period 03/14/2013(a) to 05/31/2013
			2017	2016	2015	2014
Net asset value, beginning of period	$12.44		$10.44	$11.60	$11.71	$10.35		$10.00

Net investment loss(b)	(0.01)		(0.03)	(0.02)	(0.04)	(0.06)		(0.00	)(c)
Net realized and unrealized gain (loss)	1.36		2.06	(0.64)	1.02	2.05		0.35

Net increase (decrease) from investment operations	1.35		2.03	(0.66)	0.98	1.99		0.35

Distributions:(d)
From net investment income	—		—	(0.01)	—	(0.08)		—
From net realized gain	(0.16)		(0.03)	(0.49)	(1.09)	(0.55)		—

Total distributions	(0.16)		(0.03)	(0.50)	(1.09)	(0.63)		—

Net asset value, end of period	$13.63		$12.44	$10.44	$11.60	$11.71		$10.35

Total Return:(e)
Based on net asset value	10.94	%(f)	19.47%	(5.71)%	9.22%	19.53%		3.50	%(f)

Ratios to Average Net Assets:
Total expenses	1.96	%(g)	2.22%	4.41%	4.56%	7.86%		8.91	%(g),(h)

Total expenses after fees waived and/or reimbursed	1.50	%(g)	1.57%	1.70%	1.70%	1.71	%(i)	1.70	%(g)

Net investment loss	(0.15	)%(g)	(0.25)%	(0.19)%	(0.36)%	(0.53)%		(0.08	)%(g)

Supplemental Data:
Net assets, end of period (000)	$1,020		$764	$423	$313	$101		$21

Portfolio turnover rate	55%		127%	171%	148%	145%		67%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is greater than $(0.005) per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 9.98%.
(i)	Includes certain tax expenses. Excluding such tax expenses, total expenses after fees waived and/or reimbursed would have been 1.70%.

See notes to financial statements.

FUND FINANCIAL HIGHLIGHTS	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)
	Class K
	Six Months Ended 11/30/2017 (unaudited)		Year Ended 05/31/2017	Period 03/28/2016(a) to 05/31/2016
Net asset value, beginning of period	$12.70		$10.60	$9.88

Net investment income(b)	0.06		0.12	0.02
Net realized and unrealized gain	1.40		2.07	0.70

Net increase from investment operations	1.46		2.19	0.72

Distributions from:(c)
Net investment income	(0.03)		(0.06)	—
Net realized gain	(0.19)		(0.03)	—

Total distributions	(0.22)		(0.09)	—

Net asset value, end of period	$13.94		$12.70	$10.60

Total Return:(d)
Based on net asset value	11.56	%(e)	20.74%	7.29	%(e)

Ratios to Average Net Assets:
Total expenses	0.70	%(f)	1.62%	3.59	%(f)

Total expenses after fees waived and/or reimbursed	0.45	%(f)	0.45%	0.60	%(f)

Net investment income	0.90	%(f)	0.95%	0.83	%(f)

Supplemental Data:
Net assets, end of period (000)	$64,305		$58,557	$214

Portfolio turnover rate	55%		127%	171	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

22	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Small Cap Growth Fund II
	Institutional
	Six Months Ended 11/30/2017 (unaudited)		Year Ended May 31,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$14.06		$11.82		$14.62	$14.63	$15.20	$13.22

Net investment income (loss)(a)	0.02		(0.00	)(b)	(0.03)	(0.04)	(0.06)	(0.01)
Net realized and unrealized gain (loss)	1.57		2.27		(1.56)	1.79	3.00	3.72

Net increase (decrease) from investment operations	1.59		2.27		(1.59)	1.75	2.94	3.71

Distributions from net realized gain(c)	(0.60)		(0.03)		(1.21)	(1.76)	(3.51)	(1.73)

Net asset value, end of period	$15.05		$14.06		$11.82	$14.62	$14.63	$15.20

Total Return:(d)
Based on net asset value	11.58	%(e)	19.17%		(11.66)%	13.44%	21.70%	30.95%

Ratios to Average Net Assets:(f)
Total expenses(g)	1.49	%(h)(i)(j)	1.28	%(k)	1.23%	1.14%	1.14%	1.26%

Total expenses after fees waived(g)	0.68	%(i)	0.91	%(k)	1.23%	1.14%	1.14%	1.26%

Net investment income (loss)(g)	0.25	%(i)	(0.01)%		(0.23)%	(0.28)%	(0.41)%	(0.04)%

Supplemental Data:
Net assets, end of period (000)	$55,076		$51,435		$58,948	$73,608	$74,962	$65,186

Portfolio turnover rate of the Master Portfolio	53%		105%		115%	140%	152%	165%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment loss.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of:

	Six Months Ended 11/30/17 (unaudited)	Year Ended May 31,
		2017	2016	2015	2014	2013
Master Portfolio fees waived	0.26%	0.21%	0.16%	0.16%	0.16%	0.01%

(h)	Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses would have been 1.19%.
(i)	Annualized.
(j)	Reorganization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.80%.
(k)	Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived would have been 1.20% and 0.83%, respectively.

See notes to financial statements.

FUND FINANCIAL HIGHLIGHTS	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Small Cap Growth Fund II (continued)
	Investor A
	Six Months Ended 11/30/2017 (unaudited)		Year Ended May 31,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$13.21		$11.13		$13.83	$13.93	$14.63	$12.81

Net investment loss(a)	(0.00	)(b)	(0.03)		(0.06)	(0.07)	(0.13)	(0.05)
Net realized and unrealized gain (loss)	1.48		2.14		(1.48)	1.70	2.88	3.57

Net increase (decrease) from investment operations	1.48		2.11		(1.54)	1.63	2.75	3.52

Distributions from net realized gain(c)	(0.60)		(0.03)		(1.16)	(1.73)	(3.45)	(1.70)

Net asset value, end of period	$14.09		$13.21		$11.13	$13.83	$13.93	$14.63

Total Return:(d)
Based on net asset value	11.48	%(e)	18.92%		(11.91)%	13.24%	21.08%	30.45%

Ratios to Average Net Assets:(f)
Total expenses(g)	1.64	%(h)(i)(j)	1.51	%(k)	1.46%	1.36%	1.62%	1.62%

Total expenses after fees waived(g)	0.93	%(i)	1.14	%(k)	1.46%	1.36%	1.62%	1.62%

Net investment loss(g)	(0.02	)%(i)	(0.24)%		(0.47)%	(0.49)%	(0.88)%	(0.34)%

Supplemental Data:
Net assets, end of period (000)	$64,536		$66,166		$58,236	$76,423	$80,144	$73,799

Portfolio turnover rate of the Master Portfolio	53%		105%		115%	140%	152%	165%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment loss.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of:

	Six Months Ended 11/30/17 (unaudited)	Year Ended May 31,
		2017	2016	2015	2014	2013
Master Portfolio fees waived	0.26%	0.21%	0.16%	0.16%	0.16%	0.02%

(h)	Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses would have been 1.35%.
(i)	Annualized.
(j)	Reorganization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.94%.
(k)	Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived would have been 1.43% and 1.06%, respectively.

See notes to financial statements.

24	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Small Cap Growth Fund II (continued)
	Investor C
	Six Months Ended 11/30/2017 (unaudited)		Year Ended May 31,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$10.46		$8.89		$11.23	$11.71	$12.79	$11.44

Net investment loss(a)	(0.04)		(0.10)		(0.13)	(0.15)	(0.19)	(0.15)
Net realized and unrealized gain (loss)	1.16		1.70		(1.19)	1.38	2.47	3.15

Net increase (decrease) from investment operations	1.12		1.60		(1.32)	1.23	2.28	3.00

Distributions from net realized gain(b)	(0.60)		(0.03)		(1.02)	(1.71)	(3.36)	(1.65)

Net asset value, end of period	$10.98		$10.46		$8.89	$11.23	$11.71	$12.79

Total Return:(c)
Based on net asset value	11.04	%(d)	17.95%		(12.66)%	12.24%	20.24%	29.31%

Ratios to Average Net Assets:(e)
Total expenses(f)	2.57	%(g)(h)(i)	2.41	%(j)	2.34%	2.29%	2.30%	2.52%

Total expenses after fees waived(f)	1.68	%(h)	1.96	%(j)	2.34%	2.29%	2.30%	2.52%

Net investment loss(f)	(0.76	)%(h)	(1.06)%		(1.35)%	(1.42)%	(1.55)%	(1.29)%

Supplemental Data:
Net assets, end of period (000)	$15,045		$17,208		$32,252	$44,179	$45,686	$43,649

Portfolio turnover rate of the Master Portfolio	53%		105%		115%	140%	152%	165%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment loss.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of:

	Six Months Ended 11/30/17 (unaudited)	Year Ended May 31,
		2017	2016	2015	2014	2013
Master Portfolio fees waived	0.26%	0.21%	0.16%	0.16%	0.16%	0.02%

(g)	Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses would have been 2.28%.
(h)	Annualized.
(i)	Reorganization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.86%.
(j)	Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived would have been 2.33% and 1.88%, respectively.

See notes to financial statements.

FUND FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Small Cap Growth Fund II (continued)
	Class R
	Six Months Ended 11/30/2017 (unaudited)		Year Ended May 31,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$12.00		$10.14		$12.67	$12.95	$13.80	$12.19

Net investment loss(a)	(0.02)		(0.06)		(0.08)	(0.10)	(0.12)	(0.08)
Net realized and unrealized gain (loss)	1.34		1.95		(1.35)	1.55	2.70	3.38

Net increase (decrease) from investment operations	1.32		1.89		(1.43)	1.45	2.58	3.30

Distributions from net realized gain(b)	(0.60)		(0.03)		(1.10)	(1.73)	(3.43)	(1.69)

Net asset value, end of period	$12.72		$12.00		$10.14	$12.67	$12.95	$13.80

Total Return:(c)
Based on net asset value	11.30	%(d)	18.60%		(12.13)%	12.84%	21.07%	30.05%

Ratios to Average Net Assets:(e)
Total expenses(f)	1.94	%(g)(h)(i)	1.74	%(j)	1.72%	1.73%	1.67%	1.89%

Total expenses after fees waived(f)	1.18	%(h)	1.39	%(j)	1.72%	1.73%	1.67%	1.89%

Net investment loss(f)	(0.26	)%(h)	(0.49)%		(0.72)%	(0.86)%	(0.92)%	(0.60)%

Supplemental Data:
Net assets, end of period (000)	$20,649		$20,009		$19,308	$24,581	$29,585	$30,932

Portfolio turnover rate of the Master Portfolio	53%		105%		115%	140%	152%	165%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment loss.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of:

	Six Months Ended 11/30/17 (unaudited)	Year Ended May 31,
		2017	2016	2015	2014	2013
Master Portfolio fees waived	0.26%	0.21%	0.16%	0.16%	0.16%	0.01%

(g)	Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses would have been 1.64%.
(h)	Annualized.
(i)	Reorganization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.24%.
(j)	Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived would have been 1.66% and 1.31%, respectively.

See notes to financial statements.

26	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) and BlackRock Series, Inc. (the “Corporation”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open end management investment company. The Trust is organized as a Massachusetts business trust. The Corporation is organized as a Maryland corporation. BlackRock Advantage Small Cap Core Fund (“Advantage Small Cap Core Fund”), a series of the Trust, and BlackRock Small Cap Growth Fund II (“Small Cap Growth Fund II”), a series of the Corporation (collectively, the “Funds” or individually, a “Fund”), are each classified as diversified. Small Cap Growth Fund II seeks to achieve its investment objective by investing all of its assets in BlackRock Master Small Cap Growth Portfolio (the “Master Portfolio”), a series of BlackRock Master LLC (the “Master LLC”), an affiliate of Small Cap Growth Fund II, which has the same investment objective and strategies as Small Cap Growth Fund II. The value of Small Cap Growth Fund II’s investment in the Master Portfolio reflects Small Cap Growth Fund II’s proportionate interest in the net assets of the Master Portfolio. The performance of Small Cap Growth Fund II is directly affected by the performance of the Master Portfolio. At November 30, 2017, the percentage of the Master Portfolio owned by Small Cap Growth Fund II was 100%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with Small Cap Growth Fund II’s financial statements.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For Advantage Small Cap Core Fund, for financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. For Small Cap Growth Fund II, for financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. Small Cap Growth Fund II records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. In addition, Small Cap Growth Fund II accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Segregation and Collateralization: In cases where Advantage Small Cap Core Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, Advantage Small Cap Core Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, Advantage Small Cap Core Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

Advantage Small Cap Core Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Advantage Small Cap Core Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Advantage Small Cap Core Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price Advantage Small Cap Core Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Advantage Small Cap Core Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments..

Small Cap Growth Fund II’s policy is to value its financial instruments at fair value. Small Cap Growth Fund II records its investment in the Master Portfolio at fair value based on Small Cap Growth Fund II’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of Advantage Small Cap Core Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Advantage Small Cap Core Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that Advantage Small Cap Core Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of Advantage Small Cap Core Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

28	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by Advantage Small Cap Core Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date Advantage Small Cap Core Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price Advantage Small Cap Core Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that Advantage Small Cap Core Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including Advantage Small Cap Core Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with Advantage Small Cap Core Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of November 30, 2017, certain investments of Advantage Small Cap Core Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Advantage Small Cap Core Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with Advantage Small Cap Core Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by Advantage Small Cap Core Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of Advantage Small Cap Core Fund and any additional required collateral is delivered to Advantage Small Cap Core Fund, or excess collateral returned by Advantage Small Cap Core Fund, on the next business day. During the term of the loan, Advantage Small Cap Core Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in Advantage Small Cap Core Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by Advantage Small Cap Core Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, Advantage Small Cap Core Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and Advantage Small Cap Core Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of Advantage Small Cap Core Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount(b)
Credit Suisse Securities (USA) LLC	$60,615	$(60,615)	$—
Deutsche Bank Securities, Inc	37,910	(33,450)	4,460
Morgan Stanley & Co. LLC	575,368	(573,392)	1,976

	$673,893	$(667,457)	$6,436

(a)	Cash collateral with a value of $668,971 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

(b)	The market value of the loaned securities is determined as of November 30, 2017. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, Advantage Small Cap Core Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Advantage Small Cap Core Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Advantage Small Cap Core Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of Advantage Small Cap Core Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between Advantage Small Cap Core Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, Advantage Small Cap Core Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, Advantage Small Cap Core Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory and Administration: The Trust, on behalf of Advantage Small Cap Core Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (in such capacity, the “Manager”), Advantage Small Cap Core Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of Advantage Small Cap Core Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of Advantage Small Cap Core Fund.

30	2017 BLACK ROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For such services, Advantage Small Cap Core Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of Advantage Small Cap Core Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.45%
$1 Billion - $3 Billion	0.42
$3 Billion - $5 Billion	0.41
$5 Billion - $10 Billion	0.39
Greater than $10 Billion	0.38

The Corporation, on behalf of Small Cap Growth Fund II, entered into an Administration Agreement with BlackRock Advisors, LLC (in such capacity, the “Administrator”), an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, Small Cap Growth Fund II pays the Administrator a monthly fee at an annual rate of 0.20% of the average daily net assets of Small Cap Growth Fund II. Small Cap Growth Fund II does not pay an investment advisory fee or investment management fee.

Service and Distribution Fees: The Corporation and the Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager/Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Investor A	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended November 30, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor C	Class R	Total
Advantage Small Cap Core Fund	$23,900	$4,382	$—	$28,282
Small Cap Growth Fund II	$81,766	$80,019	$50,352	$212,137

Administration: The Trust, on behalf of Advantage Small Cap Core Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of Advantage Small Cap Core Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400
$1 Billion - $2 Billion	0.0375
$2 Billion - $4 Billion	0.0350
$4 Billion - $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended November 30, 2017, the following table shows the class specific administration fees borne directly by each share class of Advantage Small Cap Core Fund:

Institutional	Investor A	Investor C	Class K	Total
$11,300	$1,912	$87	$6,087	$19,386

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2017, the Funds did not pay any amount to affiliates in return for these services.

The Manager maintains a call center, that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended November 30, 2017, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class R	Total
Advantage Small Cap Core Fund	$58	$211	$92	$—	$361
Small Cap Growth Fund II	$96	$534	$290	$85	$1,005

For the six months ended November 30, 2017 the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Advantage Small Cap Core Fund	$16,601	$14,467	$ 1,155	$ 34	$ —	$ 32,257
Small Cap Growth Fund II	$76,560	$72,507	$30,548	$ —	$24,389	$204,004

Other Fees: For the six months ended November 30, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of Advantage Small Cap Core Fund’s Investor A Shares of $1,409 and Small Cap Growth Fund II’s Investor A Shares of $3,151.

For the six months ended November 30, 2017, affiliates received CDSCs in the amount of $39 and $210 for Advantage Small Cap Core Fund’s Investor A and Investor C Shares and $12 and $351 for Small Cap Growth Fund II’s Investor A Shares and Investor C Shares, respectively.

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager/Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class K	Class R
Advantage Small Cap Core Fund	0.50%	0.75%	1.50%	0.45%	N/A
Small Cap Growth Fund II	0.68%	0.93%	1.68%	N/A	1.18%

The Manager/Administrator has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2018 for Advantage Small Cap Core Fund and through September 30, 2019 for Small Cap Growth Fund II. This contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees/directors of the Trust/Corporation who are not “interested persons” of the applicable Fund, as defined in the 1940 Act (“Independent Trustees” or “Independent Directors”, as applicable), or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended November 30, 2017, the Manager/Administrator waived and/ or reimbursed $213,342 and $514,584 for Advantage Small Cap Core Fund and Small Cap Growth Fund II, respectively, which is included in fees waived and/or reimbursed by the Manager/Administrator on the Statements of Operations.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager/Administrator, administration fees waived, administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. Class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived	Institutional	Investor A	Investor C	Class K	Total
Advantage Small Cap Core Fund	$1,301	$1,912	$87	$6,087	$9,387

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Investor A	Investor C	Class K	Class R	Total
Advantage Small Cap Core Fund	$ —	$ 9,777	$ 931	$ 34	$ —	$ 10,742
Small Cap Growth Fund II	$75,494	$66,469	$30,544	$ —	$24,018	$196,525

With respect to Advantage Small Cap Core Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees Advantage Small Cap Core Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager/Administrator in the Statements of Operations. For the six months ended November 30, 2017, the amount waived was $1,287.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of Advantage Small Cap Core Fund’s assets invested in affiliated equity and fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee through September 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of Advantage Small Cap Core Fund. For the six months ended November 30, 2017, there were no fees waived by the Manager.

32	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Administrator of Small Cap Growth Fund II contractually agreed to waive a portion of its administration fee equal to the annual rate of 0.14% of Small Cap Growth Fund II’s average daily net assets through September 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of Small Cap Growth Fund II. The amount waived is included in administration fees waived in the Statements of Operations. For the six months ended November 30, 2017, the Fund contractually waived $107,127.

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager/Administrator, are less than the current expense limitation for that share class, the Manager/Administrator is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager/Administrator or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On November 30, 2017, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring May 31,
	2018	2019	2020
Advantage Small Cap Core Fund
Fund Level	$236,691	$373,661	$213,342
Institutional	1,345	3,999	1,301
Investor A	7,417	6,335	11,689
Investor C	1,035	1,088	1,018
Class K	7	3,441	6,121
Small Cap Growth Fund II
Fund Level	—	182,396	514,584
Institutional	—	73,437	75,494
Investor A	—	69,018	66,469
Investor C	—	49,415	30,544
Class R	—	25,460	24,018

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for Advantage Small Cap Core Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. Advantage Small Cap Core Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by Advantage Small Cap Core Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Advantage Small Cap Core Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to such agreement, Advantage Small Cap Core Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, Advantage Small Cap Core Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by Advantage Small Cap Core Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended November 30, 2017, Advantage Small Cap Core Fund paid BIM $6,657 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Advantage Small Cap Core Fund is currently permitted to borrow and lend and Small Cap Growth Fund II is currently permitted to borrow under the Interfund Lending Program.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended November 30, 2017, the Funds did not participate in the Interfund Lending Program.

Officers and Directors/Trustees: Certain directors/trustees and/or officers of the Trust/Corporation are directors/trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager/Administrator for a portion of the compensation paid to the Trust’s/Corporation’s Chief Compliance Officer, which is included in Officer and Trustees/Directors in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended November 30, 2017, purchases and sales of investments, excluding short-term securities, were $256,695,522 and $109,438,083 respectively, for Advantage Small Cap Core Fund.

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended May 31, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of November 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of November 30, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S federal income tax purposes for Advantage Small Cap Core Fund were as follows:

Tax cost	$270,242,101

Gross unrealized appreciation	$27,807,180
Gross unrealized depreciation	(5,537,731)

Net unrealized appreciation	$22,269,449

9.	BANK BORROWINGS

The Trust/Corporation, on behalf of a Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2017, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, Advantage Small Cap Core Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject Advantage Small Cap Core Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. Advantage Small Cap Core Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

34	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. Advantage Small Cap Core Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause Advantage Small Cap Core Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of Advantage Small Cap Core Fund may lose value, regardless of the individual results of the securities and other instruments in which Advantage Small Cap Core Fund invests.

The price Advantage Small Cap Core Fund could receive upon the sale of any particular portfolio investment may differ from Advantage Small Cap Core Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore Advantage Small Cap Core Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by Advantage Small Cap Core Fund, and Advantage Small Cap Core Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Advantage Small Cap Core Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, Advantage Small Cap Core Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. Advantage Small Cap Core Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose Advantage Small Cap Core Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of Advantage Small Cap Core Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by Advantage Small Cap Core Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to Advantage Small Cap Core Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, Advantage Small Cap Core Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to Advantage Small Cap Core Fund.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/17		Year Ended 05/31/17
Advantage Small Cap Core Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	7,002,376	$91,725,038	3,696,519	$44,291,315
Shares issued in reinvestment of distributions	110,779	1,456,743	14,880	185,077
Shares redeemed	(518,838)	(6,969,146)	(226,852)	(2,807,568)

Net increase	6,594,317	$86,212,635	3,484,547	$41,668,824

Investor A
Shares sold	5,464,078	$73,928,675	342,866	$4,326,120
Shares issued in reinvestment of distributions	9,403	123,274	1,755	21,953
Shares redeemed	(751,468)	(10,162,741)	(141,882)	(1,774,754)

Net increase	4,722,013	$63,889,208	202,739	$2,573,319

Investor C
Shares sold	23,655	$304,546	52,069	$633,937
Shares issued in reinvestment of distributions	790	10,200	118	1,455
Shares redeemed	(11,034)	(142,647)	(31,265)	(370,768)

Net increase	13,411	$172,099	20,922	$264,624

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements   (continued)

	Six Months Ended 11/30/17		Year Ended 05/31/17
Advantage Small Cap Core Fund (continued)	Shares	Amount	Shares	Amount
Class K
Shares sold	3,032	$39,567	4,589,825	$60,034,693
Shares issued in reinvestment of distributions	53	703	—	—
Shares redeemed	(292)	(3,929)	(776)	(10,128)

Net increase	2,793	$36,341	4,589,049	$60,024,565

Total Net Increase	11,332,534	$150,310,283	8,297,257	$104,531,332

Small Cap Growth Fund II
Institutional
Shares sold	322,345	$4,564,392	965,539	$12,840,286
Shares issued in reinvestment of distributions	128,392	1,807,763	5,729	77,801
Shares redeemed	(449,404)	(6,399,786)	(2,301,758)	(29,762,602)

Net increase (decrease)	1,333	$(27,631)	(1,330,490)	$(16,844,515)

Investor A
Shares sold and automatic conversion of shares	308,515	$4,147,352	1,405,700	$18,085,959
Shares issued in reinvestment of distributions	204,999	2,703,968	8,855	113,073
Shares redeemed	(939,446)	(12,643,232)	(1,638,909)	(20,278,807)

Net decrease	(425,932)	$(5,791,912)	(224,354)	$(2,079,775)

Investor C
Shares sold	38,539	$402,401	237,198	$2,335,620
Shares issued in reinvestment of distributions	83,832	864,309	6,771	68,713
Shares redeemed	(397,044)	(4,163,423)	(2,226,842)	(22,588,843)

Net decrease	(274,673)	$(2,896,713)	(1,982,873)	$(20,184,510)

Class R
Shares sold	205,866	$2,519,196	536,520	$6,121,837
Shares issued in reinvestment of distributions	82,445	982,742	3,806	44,226
Shares redeemed	(332,333)	(4,055,455)	(777,773)	(8,818,943)

Net decrease	(44,022)	$(553,517)	(237,447)	$(2,652,880)

Total Net Decrease	(743,294)	$(9,269,773)	(3,775,164)	$(41,761,680)

At November 30, 2017, 496,000 Institutional Shares, 2,000 Investor A Shares, 2,000 Investor C Shares and 4,607,399 Class K Shares of Advantage Small Cap Core Fund were owned by BlackRock HoldCo 2, Inc., an affiliate of Advantage Small Cap Core Fund.

36	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds paid net investment income, short-term capital gain and long-term capital gain distributions in the following amounts per share on December 5, 2017 to shareholders of record on December 1, 2017:

	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain
Advantage Small Cap Core Fund
Institutional	$0.058204	$0.083470	$0.019139
Investor A	0.052148	0.083470	0.019139
Investor C	—	0.071280	0.019139
Class K	0.061111	0.083470	0.019139
Small Cap Growth Fund II
Institutional	—	0.245245	0.495506
Investor A	—	0.222818	0.495506
Investor C	—	0.177787	0.495506
Class R	—	0.208827	0.495506

NOTES TO FINANCIAL STATEMENTS	37

Master Portfolio Information  as of November 30, 2017

BlackRock Master Small Cap Growth Portfolio

TEN LARGEST HOLDINGS

Percent of Net Assets
Catalent, Inc.	2%
Entegris, Inc.	2
Masimo Corp.	2
Insperity, Inc.	2
Universal Forest Products, Inc.	2
Applied Industrial Technologies, Inc.	2
PS Business Parks, Inc.	2
Essent Group Ltd.	2
Medidata Solutions, Inc.	2
CSG Systems International, Inc.	1

SECTOR ALLOCATION

Percent of Net Assets
Information Technology	25%
Health Care	22
Industrials	19
Consumer Discretionary	13
Financials	7
Materials	4
Real Estate	4
Consumer Staples	2
Telecommunication Services	2
Energy	1
Utilities	1
Short-Term Securities	1
Liabilities in Excess of Other Assets	(1)

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

38	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) November 30, 2017	BlackRock Master Small Cap Growth Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.6%

Aerospace & Defense — 1.8%
Curtiss-Wright Corp.	15,821	$1,964,968
Engility Holdings, Inc.(a)	1,669	48,718
HEICO Corp., Class A	9,883	750,120
Vectrus, Inc.(a)	595	19,177

		2,782,983
Airlines — 1.1%
Hawaiian Holdings, Inc.	40,532	1,748,956

Auto Components — 2.0%
LCI Industries	1,695	221,876
Modine Manufacturing Co.(a)	999	22,877
Stoneridge, Inc.(a)	1,694	38,657
Tenneco, Inc.	28,489	1,692,531
Tower International, Inc.	35,234	1,134,535

		3,110,476
Banks — 2.1%
Central Pacific Financial Corp.	39,830	1,282,526
First Connecticut Bancorp, Inc.	814	21,612
QCR Holdings, Inc.	1,083	49,168
Sandy Spring Bancorp, Inc.	2,925	115,216
Union Bankshares Corp.	2	75
Wintrust Financial Corp.	21,084	1,767,893

		3,236,490
Beverages — 0.1%
Primo Water Corp.(a)	6,531	85,621

Biotechnology — 7.9%
Aduro Biotech, Inc.(a)	9,023	85,719
Aimmune Therapeutics, Inc.(a)	1,212	46,298
Akebia Therapeutics, Inc.(a)	16,084	250,267
AMAG Pharmaceuticals, Inc.(a)	2,849	39,744
Amicus Therapeutics, Inc. a)	14,906	207,492
AnaptysBio, Inc.(a)	1,229	103,297
Applied Genetic Technologies Corp.(a)	17,048	63,930
Arena Pharmaceuticals, Inc.(a)	938	29,069
Array BioPharma, Inc.(a)	17,287	194,479
aTyr Pharma, Inc.(a)	25,671	100,117
Avexis, Inc.(a)	2,195	208,108
BioCryst Pharmaceuticals, Inc.(a)	7,395	37,567
BioSpecifics Technologies Corp.(a)	3,600	161,640
Bluebird Bio, Inc.(a)	1,749	302,227
Blueprint Medicines Corp.(a)	3,654	274,269
Calithera Biosciences, Inc.(a)	14,281	149,951
ChemoCentryx, Inc.(a)	23,684	153,946
Clovis Oncology, Inc.(a)	4,808	302,279
CytomX Therapeutics, Inc.(a)	12,199	252,519
Deciphera Pharmaceuticals, Inc.(a)	825	16,385
Emergent BioSolutions, Inc.(a)	6,322	277,725
Enanta Pharmaceuticals, Inc.(a)	3,066	152,258
Enzon Pharmaceuticals, Inc.	102,008	31,827
EPIRUS Biopharmaceuticals, Inc.(a)	6,060	27
Exact Sciences Corp.(a)	19,532	1,161,763
Exelixis, Inc.(a)	4,992	135,183
FibroGen, Inc.(a)	12,658	601,255
Genomic Health, Inc.(a)	7,613	230,598
Global Blood Therapeutics, Inc.(a)	1,938	76,454
Halozyme Therapeutics, Inc.(a)	25,397	474,162
Ignyta, Inc.(a)	5,633	92,381
Immune Design Corp.(a)	10,534	43,189
Insmed, Inc.(a)	4,655	145,189
Insys Therapeutics, Inc.(a)	10,283	54,500
Intellia Therapeutics, Inc.(a)	4,424	99,628
Invitae Corp.(a)	4,202	36,725
Ironwood Pharmaceuticals, Inc.(a)	29,338	506,667
Jounce Therapeutics, Inc.(a)	6,371	100,407
Ligand Pharmaceuticals, Inc.(a)	4,044	533,201

Security	Shares	Value
Biotechnology (continued)
Loxo Oncology, Inc.(a)	1,478	$113,437
Mersana Therapeutics, Inc.(a)	2,093	39,767
MiMedx Group, Inc.(a)(b)	28,064	324,700
Myriad Genetics, Inc.(a)	4,826	167,124
Natera, Inc.(a)	4,056	39,465
PDL BioPharma, Inc.(a)	50,341	146,492
Pfenex, Inc.(a)	16,861	41,478
Portola Pharmaceuticals, Inc.(a)	4,791	243,143
Prothena Corp. PLC(a)	1,241	57,694
Puma Biotechnology, Inc.(a)	3,627	384,099
Ra Pharmaceuticals, Inc.(a)	9,671	137,908
Radius Health, Inc.(a)	297	8,408
Recro Pharma, Inc.(a)	2,528	24,370
REGENXBIO, Inc.(a)	6,584	185,010
Repligen Corp.(a)	9,627	341,277
Retrophin, Inc.(a)	6,708	151,198
Sage Therapeutics, Inc.(a)	4,034	372,782
Sangamo Therapeutics, Inc.(a)	22,105	358,101
Sarepta Therapeutics, Inc.(a)	4,175	232,422
Spark Therapeutics, Inc.(a)	1,898	138,991
Spectrum Pharmaceuticals, Inc.(a)	7,859	154,036
Ultragenyx Pharmaceutical, Inc.(a)	2,908	146,825
United Therapeutics Corp.(a)	660	85,793
Vanda Pharmaceuticals, Inc.(a)	17,407	244,568
Veracyte, Inc.(a)	21,781	147,675
vTv Therapeutics, Inc., Class A(a)	2	8
Xencor, Inc.(a)	11,929	258,979

		12,278,192
Building Products — 2.5%
Apogee Enterprises, Inc.	9,827	491,645
Builders FirstSource, Inc.(a)	36,236	739,214
Continental Building Products, Inc.(a)	7,205	201,020
Ply Gem Holdings, Inc.(a)	8,083	143,877
Trex Co., Inc.(a)	25	2,944
Universal Forest Products, Inc.	59,391	2,325,752

		3,904,452
Capital Markets — 1.7%
Evercore, Inc., Class A	2,802	243,354
Houlihan Lokey, Inc.	8,302	370,601
Moelis & Co., Class A	41,592	1,992,257

		2,606,212
Chemicals — 1.9%
AdvanSix, Inc.(a)	8,102	348,791
Ferro Corp.(a)	7,463	189,187
Ingevity Corp.(a)	9,231	734,695
Innospec, Inc.	6,201	442,751
Koppers Holdings, Inc.(a)	3,560	177,644
Kraton Corp.(a)	2,305	108,450
Sensient Technologies Corp.	9,191	712,578
Stepan Co.	3,062	254,483

		2,968,579
Commercial Services & Supplies — 2.1%
ARC Document Solutions, Inc.(a)	84,872	234,247
Brink’s Co.	15,605	1,261,664
InnerWorkings, Inc.(a)	21,226	230,302
Interface, Inc.	5,496	137,125
Kimball International, Inc., Class B	12,211	226,392
Quad/Graphics, Inc.	3,021	68,003
Steelcase, Inc., Class A	14,957	227,346
Tetra Tech, Inc.	17,644	882,200

		3,267,279
Communications Equipment — 1.4%
Ciena Corp.(a)	12,792	278,226
Extreme Networks, Inc.(a)	21,943	281,968
InterDigital, Inc.	16,628	1,265,391

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) November 30, 2017	BlackRock Master Small Cap Growth Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Communications Equipment (continued)
NETGEAR, Inc.(a)	1,941	$99,961
Ubiquiti Networks, Inc.(a)(b)	3,143	210,047

		2,135,593
Construction & Engineering — 1.8%
Argan, Inc.	6,248	368,632
Comfort Systems U.S.A., Inc.	27,908	1,198,649
MasTec, Inc.(a)	26,595	1,192,786
Primoris Services Corp.	757	21,188

		2,781,255
Consumer Finance — 1.1%
Consumer Portfolio Services, Inc.(a)	22,811	93,525
Enova International, Inc.(a)	29,483	437,823
Green Dot Corp., Class A(a)	19,651	1,214,432

		1,745,780
Diversified Consumer Services — 1.4%
Capella Education Co.	4,002	341,371
Carriage Services, Inc.	2,567	65,767
Collectors Universe, Inc.	7,911	228,549
Grand Canyon Education, Inc.(a)	15,325	1,455,262
K12, Inc.(a)	2,167	35,842
Weight Watchers International, Inc.(a)	2,317	102,110

		2,228,901
Diversified Telecommunication Services — 1.1%
Cogent Communications Holdings, Inc.	36,991	1,733,028

Electric Utilities — 0.8%
Portland General Electric Co.	25,220	1,251,921

Electrical Equipment — 0.1%
Generac Holdings, Inc.(a)	1,606	78,967

Electronic Equipment, Instruments & Components — 2.9%
Benchmark Electronics, Inc.(a)	4,202	128,161
Control4 Corp.(a)	1,288	42,813
Insight Enterprises, Inc.(a)	19,187	748,293
KEMET Corp.(a)	10,178	156,945
Novanta, Inc.(a)	4,025	193,602
PC Connection, Inc.	3,439	94,263
Rogers Corp.(a)	4,684	754,592
SYNNEX Corp.	14,456	1,968,907
Vishay Intertechnology, Inc.	15,162	332,048

		4,419,624
Energy Equipment & Services — 1.2%
Exterran Corp.(a)	12,352	378,465
Pioneer Energy Services Corp.(a)	18,005	37,811
ProPetro Holding Corp.(a)	77,424	1,453,248

		1,869,524
Equity Real Estate Investment Trusts (REITs) — 3.7%
DiamondRock Hospitality Co.	41,903	468,895
First Industrial Realty Trust, Inc.	9,909	322,538
PS Business Parks, Inc.	16,389	2,172,526
Retail Opportunity Investments Corp.	13,969	273,373
Rexford Industrial Realty, Inc.	1,741	54,615
Ryman Hospitality Properties, Inc.	5,435	377,624
Summit Hotel Properties, Inc.	5,369	81,126
Terreno Realty Corp.	51,501	1,936,438

		5,687,135
Food & Staples Retailing — 0.7%
Performance Food Group Co.(a)	35,755	1,060,136

Food Products — 0.4%
Dean Foods Co.	57,181	638,140

Security	Shares	Value
Gas Utilities — 0.2%
Southwest Gas Holdings, Inc.	3,452	$296,665

Health Care Equipment & Supplies — 5.4%
AtriCure, Inc.(a)	12,507	231,380
Cantel Medical Corp.	10,678	1,136,993
Cutera, Inc.(a)	16,445	675,067
Exactech, Inc.(a)	49	2,056
Globus Medical, Inc., Class A(a)	11,020	418,870
Inogen, Inc.(a)	9,511	1,224,446
Insulet Corp.(a)	1,184	84,928
LeMaitre Vascular, Inc.	15,137	498,461
Masimo Corp.(a)	27,753	2,465,577
Merit Medical Systems, Inc.(a)	5,980	259,831
Neogen Corp.(a)	3,765	315,884
Orthofix International NV(a)	3,456	187,384
RTI Surgical, Inc.(a)	59,350	284,880
SeaSpine Holdings Corp.(a)	14,073	138,760
Wright Medical Group NV(a)	21,423	520,793

		8,445,310
Health Care Providers & Services — 2.3%
Chemed Corp.	2,195	539,838
CorVel Corp.(a)	2,295	126,799
Diplomat Pharmacy, Inc.(a)	1,878	33,616
HealthSouth Corp.	663	33,117
LHC Group, Inc.(a)	20,094	1,321,582
Tivity Health, Inc.(a)	3,870	142,416
WellCare Health Plans, Inc.(a)	6,457	1,375,276

		3,572,644
Health Care Technology — 2.0%
Medidata Solutions, Inc.(a)	31,967	2,130,281
Quality Systems, Inc.(a)	20,312	293,102
Vocera Communications, Inc.(a)	23,185	679,320

		3,102,703
Hotels, Restaurants & Leisure — 2.8%
Bloomin’ Brands, Inc.	25,967	557,511
Bravo Brio Restaurant Group, Inc.(a)	9,089	19,541
Cheesecake Factory, Inc.	10,574	518,549
J. Alexander’s Holdings, Inc.(a)	19,728	200,239
La Quinta Holdings, Inc.(a)	15,144	269,715
Papa John’s International, Inc.	18,896	1,104,660
Planet Fitness, Inc., Class A(a)	584	18,904
Ruth’s Hospitality Group, Inc.	19,479	417,825
Texas Roadhouse, Inc.	8,386	428,273
Vail Resorts, Inc.	3,425	771,173

		4,306,390
Household Durables — 2.4%
Bassett Furniture Industries, Inc.	406	15,590
Beazer Homes U.S.A., Inc.(a)	3,415	72,261
Century Communities, Inc.(a)	11,432	358,393
GoPro, Inc., Class A(a)	3,759	32,102
iRobot Corp.(a)	16,378	1,123,858
Taylor Morrison Home Corp., Class A(a)	60,577	1,463,540
TopBuild Corp.(a)	7,242	492,384
William Lyon Homes, Class A(a)	4,464	133,206
ZAGG, Inc.(a)	4,579	93,641

		3,784,975
Household Products — 0.2%
Central Garden & Pet Co.(a)	7,600	301,188

Insurance — 0.5%
James River Group Holdings Ltd.	18,896	764,910

40	2017 BLACK ROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2017	BlackRock Master Small Cap Growth Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Internet & Direct Marketing Retail — 0.4%
Nutrisystem, Inc.	8,166	$414,425
PetMed Express, Inc.	4,313	169,717
U.S. Auto Parts Network, Inc.(a)	6,284	14,830

		598,972
Internet Software & Services — 4.9%
Appfolio, Inc., Class A(a)	6,462	278,835
Box, Inc., Class A(a)	36,857	775,103
Care.com, Inc.(a)	3,858	73,186
CommerceHub, Inc., Series A(a)	7,104	162,397
CommerceHub, Inc., Series C(a)	2,291	49,165
Cornerstone OnDemand, Inc.(a)	23,419	865,800
Five9, Inc.(a)	25,644	628,534
Limelight Networks, Inc.(a)	112,423	546,376
MongoDB, Inc., (Acquired 10/20/17, cost $501,728)(a)(c)(d)	15,000	411,545
MongoDB, Inc.(a)	7,213	205,787
New Relic, Inc.(a)	6,902	388,445
NIC, Inc.	67,987	1,128,584
Q2 Holdings, Inc.(a)	535	22,390
QuinStreet, Inc.(a)	101,173	1,081,539
Shutterstock, Inc.(a)	2,432	103,336
Telaria, Inc.(a)	3,240	13,090
Wix.com Ltd.(a)	3,912	214,769
Yelp, Inc.(a)	15,780	702,999
YuMe, Inc.	5,899	21,000

		7,672,880
IT Services — 2.4%
Convergys Corp.	24,566	606,289
CSG Systems International, Inc.	44,715	2,051,971
Everi Holdings, Inc.(a)	27,365	223,025
Hackett Group, Inc.	41,296	674,364
Unisys Corp.(a)	26,305	203,864

		3,759,513
Leisure Products — 1.2%
Brunswick Corp.	5,907	326,952
Malibu Boats, Inc., Class A(a)	29,296	915,793
MCBC Holdings, Inc.(a)	27,219	642,368

		1,885,113
Life Sciences Tools & Services — 1.4%
Cambrex Corp.(a)	7,800	381,030
Enzo Biochem, Inc.(a)	19,528	191,570
Harvard Bioscience, Inc.(a)	43,539	143,679
INC Research Holdings, Inc., Class A(a)	10,680	409,044
Luminex Corp.	9,474	202,365
Medpace Holdings, Inc.(a)	1,244	41,438
NanoString Technologies, Inc.(a)	10,363	79,277
PRA Health Sciences, Inc.(a)	8,985	740,094

		2,188,497
Machinery — 5.4%
Alamo Group, Inc.	12,446	1,468,006
Altra Industrial Motion Corp.	6,390	310,554
Briggs & Stratton Corp.	31,815	792,194
Global Brass & Copper Holdings, Inc.	2,179	75,393
Greenbrier Cos., Inc.	3,056	152,800
Harsco Corp.(a)	22,325	402,966
Kadant, Inc.	16,360	1,673,628
Meritor, Inc.(a)	44,892	1,121,402
Mueller Water Products, Inc., Class A	154,779	1,933,190
Rexnord Corp.(a)	6,033	150,342
Watts Water Technologies, Inc., Class A	3,122	232,277

		8,312,752

Security	Shares	Value
Media — 0.9%
Central European Media Enterprises Ltd., Class A(a)	23,084	$114,266
Entravision Communications Corp., Class A	90,993	641,501
Harte-Hanks, Inc.(a)	23,153	22,713
Meredith Corp.	9,456	644,426

		1,422,906
Metals & Mining — 0.9%
Materion Corp.	1,537	75,159
Ryerson Holding Corp.(a)	3,585	33,161
Schnitzer Steel Industries, Inc., Class A	13,793	402,756
Worthington Industries, Inc.	19,952	830,003

		1,341,079
Multiline Retail — 0.3%
Big Lots, Inc.	6,494	383,795
Ollie’s Bargain Outlet Holdings, Inc.(a)	1,870	88,732

		472,527
Oil, Gas & Consumable Fuels — 0.1%
Eclipse Resources Corp.(a)	18,506	45,895
EP Energy Corp., Class A(a)(b)	19,419	34,760
Evolution Petroleum Corp.	6,847	47,929
Northern Oil and Gas, Inc.(a)	4,159	7,070
Pacific Ethanol, Inc.(a)	5,703	25,664

		161,318
Paper & Forest Products — 0.9%
Boise Cascade Co.	7,629	293,717
Louisiana-Pacific Corp.(a)	41,584	1,148,134

		1,441,851
Personal Products — 0.8%
Inter Parfums, Inc.	14,415	638,585
Medifast, Inc.	7,785	533,506
Natural Health Trends Corp.(b)	1,235	22,168

		1,194,259
Pharmaceuticals — 3.3%
Aerie Pharmaceuticals, Inc.(a)	1,001	64,314
Catalent, Inc.(a)	66,728	2,655,107
Corcept Therapeutics, Inc.(a)	74,642	1,339,077
Juniper Pharmaceuticals, Inc.(a)	14,605	71,565
Nektar Therapeutics(a)	12,343	666,399
Phibro Animal Health Corp., Class A	2,031	70,476
Prestige Brands Holdings, Inc.(a)	5,344	241,549

		5,108,487
Professional Services — 2.1%
CRA International, Inc.	4,753	214,836
Forrester Research, Inc.	1,152	53,510
Insperity, Inc.	19,773	2,331,237
Kforce, Inc.	862	22,412
RPX Corp.	25,567	337,229
WageWorks, Inc.(a)	3,945	253,072

		3,212,296
Road & Rail — 0.4%
Covenant Transportation Group, Inc., Class A(a)	495	14,830
Marten Transport Ltd.	6,691	134,824
Saia, Inc.(a)	5,648	371,638
Werner Enterprises, Inc.	1,390	53,098
YRC Worldwide, Inc.(a)	5,514	67,932

		642,322

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) November 30, 2017	BlackRock Master Small Cap Growth Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 5.9%
Advanced Energy Industries, Inc.(a)	21,281	$1,595,437
Alpha & Omega Semiconductor Ltd.(a)	25,847	455,166
Brooks Automation, Inc.	15,485	385,422
Cabot Microelectronics Corp.	10,062	969,172
Cirrus Logic, Inc.(a)	8,838	488,211
Diodes, Inc.(a)	1,163	34,076
Entegris, Inc.	81,383	2,465,905
Microsemi Corp.(a)	22,414	1,184,580
MKS Instruments, Inc.	1,179	111,180
Monolithic Power Systems, Inc.	6,409	758,505
Power Integrations, Inc.	1,767	138,710
Semtech Corp.(a)	13,915	473,806
Ultra Clean Holdings, Inc.(a)	4,444	93,235
Xcerra Corp.(a)	6,828	67,665

		9,221,070
Software — 6.6%
A10 Networks, Inc.(a)	58,497	469,146
Barracuda Networks, Inc.(a)	3,625	100,231
Bottomline Technologies, Inc.(a)	26,885	896,077
Imperva, Inc.(a)	19,700	812,625
MicroStrategy, Inc., Class A(a)	10,733	1,467,845
Paylocity Holding Corp.(a)	8,961	413,461
Proofpoint, Inc.(a)	13,593	1,224,050
RingCentral, Inc., Class A(a)	38,920	1,835,078
Silver Spring Networks, Inc.(a)	1,471	23,639
Varonis Systems, Inc.(a)	39,633	1,993,540
Verint Systems, Inc.(a)	17,467	764,181
Zendesk, Inc.(a)	729	24,502
Zix Corp.(a)	41,959	184,620

		10,208,995
Specialty Retail — 0.8%
Aaron’s, Inc.	9,315	351,362
Asbury Automotive Group, Inc.(a)	3,777	248,527
Big 5 Sporting Goods Corp.(b)	42,190	318,535
Citi Trends, Inc.	4,324	111,516
Haverty Furniture Cos., Inc.	11,315	273,257

		1,303,197

Technology Hardware, Storage & Peripherals — 0.1%
Pure Storage, Inc., Class A(a)	10,358	191,416

Textiles, Apparel & Luxury Goods — 0.7%
Culp, Inc.	8,620	276,702
Perry Ellis International, Inc.(a)	3,131	76,616
Steven Madden Ltd.(a)	16,494	705,119

		1,058,437
Thrifts & Mortgage Finance — 1.6%
Essent Group Ltd.(a)	48,796	2,159,223
First Defiance Financial Corp.	4,638	251,983
Walker & Dunlop, Inc.(a)	840	41,395

		2,452,601
Tobacco — 0.0%
Vector Group Ltd.	1,834	41,247

Trading Companies & Distributors — 2.1%
Applied Industrial Technologies, Inc.	36,303	2,321,577
Fortress Transportation & Infrastructure
Investors LLC	1,864	33,925
H&E Equipment Services, Inc.	2,626	97,661
MRC Global, Inc.(a)	43,342	680,903
Rush Enterprises, Inc., Class A(a)	3,495	170,241

		3,304,307
Water Utilities — 0.0%
SJW Group	642	43,739

Security	Shares	Value
Wireless Telecommunication Services — 0.8%
Boingo Wireless, Inc.(a)	52,595	$1,299,097

Total Common Stocks — 99.6% (Cost: $130,125,407)		154,732,907

Preferred Stocks — 0.5%

Household Durables — 0.0%
AliphCom:
Series 6 (Acquired 6/03/14, cost $0)(a)(c)(d)	2,066	—
Series 8 (Acquired 8/31/15, cost $294,992)(a)(c)(d)	49,410	—

		—

Software — 0.5%
Illumio Inc., Series C (Acquired 3/10/15, cost $250,317) (a)(c)(d)	77,790	240,371
Palantir Technologies, Inc., Series I (Acquired 2/06/14, cost $500,000) (a)(c)(d)	81,566	462,479

		702,850

Total Preferred Stocks — 0.5% (Cost: $1,045,309)		702,850

Rights — 0.0%
Biotechnology — 0.0%
Dyax Corp. - CVR (a)(c)	35,077	80,326

Pharmaceuticals — 0.0%
Durata Therapeutics, Inc.—CVR(a)(c)	1,930	—

Total Rights — 0.0% (Cost: $ — )		80,326

Total Long-Term Investments — 100.1% (Cost: $131,170,716)		155,516,083

Short-Term Securities — 1.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.96% (e)(g)	1,472,170	1,472,170
SL Liquidity Series, LLC, Money Market Series, 1.33% (e)(f)(g)	535,334	535,334

Total Short-Term Investments — 1.3% (Cost: $2,007,509)		2,007,504

Total Investments — 101.4% (Cost: $133,178,225)		157,523,587
Liabilities in Excess of Other Assets — (1.4)%		(2,162,899)

Net Assets — 100.0%		$155,360,688

42	2017 BLACK ROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2017	BlackRock Master Small Cap Growth Portfolio

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Restricted security as to resale, excluding 144A securities. The Master Portfolio held restricted securities with a current value of $1,114,395, representing 0.7% of its net assets as of period end, and an original cost of $1,547,037.
(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.
(g)	During the period ended November 30, 2017, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 05/31/17	Net Activity	Shares Held at 11/30/17	Value at 11/30/17	Income		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,188,100	284,070	1,472,170	$1,472,170	$5,819		$—	$—
SL Liquidity Series, LLC, Money Market Series	593,847	(58,513)	535,334	535,334	26,879	(a)	(102)	(61)
				$2,007,504	$32,698		$(102)	$(61)

(a)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Portfolio Abbreviation

CVR     Contingent Value Rights

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation
Long Contracts
Russell 2000 E-Mini Index	20	December 2017	$1,545	$61,750

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets - Derivative Financial Instruments
Futures contracts	Net unrealized appreciation	(a)	$—	$—	$61,750	$—	$—	$—	$61,750

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended November 30, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Gain from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$108,913	$—	$—	$—	$108,913
Net Change in Unrealized Appreciation on:
Futures contracts	$—	$—	$79,991	$—	$—	$—	$79,991

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Futures contracts:
Average notional value of contracts — long	$1,615,340

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) November 30, 2017	BlackRock Master Small Cap Growth Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Investments
Assets
Long-Term Investments
Common Stocks(a)	$154,321,362	$411,545	$—	$154,732,907
Preferred Stocks(a)	—	—	702,850	702,850
Rights(a)	—	—	80,326	80,326
Short-Term Securities	1,472,170	—	—	1,472,170

Subtotal	$155,793,532	$411,545	$783,176	$156,988,253

Investments Valued at NAV(b)				535,334

Total Investments				$157,523,587

Derivative Financial Instruments(c)
Assets
Equity contracts	$61,750	$—	$—	$61,750

(a)	See above Schedule of Investments for values in each industry excluding Level 2, Internet Software & Services, within the table.
(b)	As of November 30, 2017, certain of the Master Portfolio’s investments were valued using NAV per share (or its equivalent) as no quoted market value is available and have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended November 30, 2017, there were no transfers between levels.

See notes to financial statements.

44	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

November 30, 2017

BlackRock Master Small Cap Growth Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $ 531,813) (cost — $131,170,716)	$155,516,083
Investments at value — affiliated (cost — $2,007,509)	2,007,504
Cash pledged for futures contracts	60,000
Receivables:
Investments sold — unaffiliated	704,675
Securities lending income — affiliated	4,354
Dividends — affiliated.	1,115
Dividends — unaffiliated	81,338
Variation margin on futures contracts	4,200

Total assets	158,379,269

LIABILITIES
Cash collateral on securities loaned at value	535,324
Payables:
Investments purchased — unaffiliated	690,643
Directors’ fees	2,832
Investment advisory fees	55,714
Other accrued expenses	66,974
Other affiliates	976
Withdrawals to investors	1,666,118

Total liabilities	3,018,581

NET ASSETS	$155,360,688

NET ASSETS CONSIST OF
Investors’ capital	$130,953,576
Net unrealized appreciation	24,407,112

NET ASSETS	$155,360,688

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Operations  (unaudited)

Six Months Ended November 30, 2017

BlackRock Master Small Cap Growth Portfolio

INVESTMENT INCOME
Dividends — affiliated.	$5,819
Dividends — unaffiliated	670,983
Securities lending income — affiliated — net	26,879

Total investment income	703,681

EXPENSES
Investment advisory	541,562
Custodian	30,514
Professional	15,901
Accounting services	19,452
Directors	5,490
Printing	2,593
Miscellaneous	11,116

Total expenses.	626,628
Less fees waived by the Manager	(201,609)

Total expenses after fees waived	425,019

Net investment income.	278,662

NET REALIZED AND UNREALIZED GAIN
Net realized gain (loss) from:
Investments — unaffiliated	9,986,811
Investments — affiliated	(102)
Futures contracts.	108,913

10,095,622

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	6,559,514
Investments — affiliated	(61)
Futures contracts.	79,991

6,639,444

Net realized and unrealized gain	16,735,066

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,013,728

See notes to financial statements.

46	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Master Small Cap Growth Portfolio
INCREASE (DECREASE) IN NET ASSETS:	Six Months Ended 11/30/2017 (unaudited)	Year Ended 05/31/2017

OPERATIONS
Net investment income	$278,662	$484,011
Net realized gain	10,095,622	16,739,370
Net change in unrealized appreciation	6,639,444	11,999,057

Net increase in net assets resulting from operations	17,013,728	29,222,438

CAPITAL TRANSACTIONS
Proceeds from contributions.	11,633,341	39,383,702
Value of withdrawals	(28,264,700)	(82,599,696)

Net decrease in net assets derived from capital transactions	(16,631,359)	(43,215,994)

NET ASSETS
Total increase (decrease) in net assets	382,369	(13,993,556)
Beginning of period	154,978,319	168,971,875

End of period	$155,360,688	$154,978,319

Financial Highlights

	BlackRock Master Small Cap Growth Portfolio
	Six Months Ended 11/30/2017 (unaudited)		Year Ended May 31,
			2017	2016	2015	2014	2013

Total Return:
Total return	11.65	%(a)	19.49%	(11.09)%	14.11%	22.22%	31.47%

Ratios to Average Net Assets:
Total expenses.	0.81	%(b)	0.81%	0.81%	0.79%	0.80%	0.79%

Total expenses after fees waived	0.55	%(b)	0.60%	0.65%	0.63%	0.64%	0.77%

Net investment income	0.36	%(b)	0.30%	0.34%	0.23%	0.10%	0.47%

Supplemental Data:
Net assets, end of period (000)	$155,361		$154,978	$168,972	$219,344	$231,888	$216,189

Portfolio turnover rate	53%		105%	115%	140%	152%	165%

(a)	Aggregate total return.
(b)	Annualized.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Master Small Cap Growth Portfolio (the “Master Portfolio”), a series of BlackRock Master LLC (the “Master LLC”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnification: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	The Master Portfolio values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair

48	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of November 30, 2017, certain investments of the Master Portfolio were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral . Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Goldman Sachs & Co.	$207,173	$(207,173)	$—
Merrill Lynch, Pierce, Fenner & Smith	56,693	(56,350)	343
Morgan Stanley & Co. LLC	19,745	(19,745)	—
National Financial Services LLC	226,541	(225,170)	1,371
UBS Securities LLC	21,661	(21,661)	—

	$531,813	$(530,099)	$1,714

(a)	Cash collateral with a value of $535,324 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.
(b)	The market value of the loaned securities is determined as of November 30, 2017. Additional collateral is delivered to the Master Portfolio on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate

50	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

these risks, the Master Portfolio benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Master LLC, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master’s Portfolio’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.70%
$1 Billion - $3 Billion	0.66
$3 Billion - $5 Billion	0.63
$5 Billion - $10 Billion	0.61
Greater than $10 Billion	0.60

Expense Limitations, Waivers and Reimbursements: With respect to the Master Portfolio, the Manager has contractually agreed to waive 0.26% of its investment advisory fees as a percentage of the Master Portfolio’s average daily net assets until September 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors of the Master LLC or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the six months ended November 30, 2017, the Manager waived $201,152 of investment advisory fees, which is included in fees waived by the Manager in the Statement of Operations.

With respect to the Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers of fees and expenses made pursuant to the expense limitation caps, will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived by the Manager in the Statement of Operations. For the six months ended November 30, 2017, the amount waived was $457.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee through September 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors of the Master LLC or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the six months ended November 30, 2017, there were no fees waived by the Manager.

For the six months ended November 30, 2017, the Master Portfolio reimbursed the Manager $923 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master Portfolio is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Master Portfolio. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to such agreement, the Master Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended November 30, 2017, the Master Portfolio paid BIM $6,720 for securities lending agent services.

Officer and Directors: Certain directors and/or officers of the Master LLC are directors and/or officers of BlackRock or its affiliates.

7.	PURCHASES AND SALES

For the six months ended November 30, 2017, purchases and sales of investments, excluding short-term securities, were $81,412,769 and $96,185,700, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so the owner of the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

As of November 30, 2017, gross unrealized appreciation and depreciation, for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$134,044,375

Gross unrealized appreciation	$29,183,109
Gross unrealized depreciation	(5,642,147)

Net unrealized appreciation	$23,540,962

9.	BANK BORROWINGS

The Master LLC, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2017, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

52	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: As of period end, the Master Portfolio invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Master Portfolio and could affect the value, income and/or liquidity of positions in such securities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	53

Director/Trustee and Officer Information

Rodney D. Johnson, Chair of the Board and Director/Trustee

Susan J. Carter, Director/Trustee

Collette Chilton, Director/Trustee

Neil A. Cotty, Director/Trustee

Cynthia A. Montgomery, Director/Trustee

Joseph P. Platt, Director/Trustee

Robert C. Robb, Jr., Director/Trustee

Mark Stalnecker, Director/Trustee

Kenneth L. Urish, Director/Trustee

Claire A. Walton, Director/Trustee

Frederick W. Winter, Director/Trustee

Barbara G. Novick, Director/Trustee

John M. Perlowski, Director/Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President(a)

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernando Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

(a) BlackRock FundsSM

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment

Servicing (US) Inc.

Wilmington, DE 19809

Custodians

Brown Brothers Harriman & Co.(a)

Boston, MA 02109

The Bank of New York Mellon(b)

New York, NY 10286

Independent Registered Public Accounting

Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a) For BlackRock Master Small Cap Growth Portfolio.

(b) For BlackRock Advantage Small Cap Core Fund.

54	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

At the Special Meeting of Shareholders of BlackRock Small Cap Growth Fund II, a series of BlackRock Series, Inc., held on November 27, 2017, shareholders were asked to vote on the following proposal:

Proposal 1. To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”), and to instruct the BlackRock Master Small Cap Growth Portfolio (the “Master Target Fund”) to approve the Reorganization Agreement, pursuant to which, as detailed in the Reorganization Agreement, (i) the Master Target Fund would transfer substantially all of its assets to the Fund in exchange for the assumption by the Fund of certain stated liabilities of the Master Target Fund and the surrender by the Fund of all its limited liability company interests in the Master Target Fund; (ii) the Master Target Fund would then be terminated; and (iii) the Fund would then transfer substantially all of its assets, including the assets it acquired from the Master Target Fund, to BlackRock Advantage Small Cap Growth Fund (the “Acquiring Fund”), a series of BlackRock Funds, in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Fund and newly-issued shares of the Acquiring Fund, which shares would then be distributed by the Fund to you on a pro rata basis in complete liquidation of the Fund.

With respect to this Proposal, the shares of the Fund were voted as follows:
For	Against	Abstain
5,569,217	120,344	292,807

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Master Portfolio voted proxies relating to securities held in the Funds’/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

ADDITIONAL INFORMATION	55

Additional Information  (continued)

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

56	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SC2-11/17-SAR

Item 2 –	Code of Ethics – During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date:	February 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date:	February 2, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds

Date:	February 2, 2018

3